UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21323

Eaton Vance Limited Duration Income Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2008

Item 1. Reports to Stockholders

Annual Report April 30, 2008

EATON VANCE
LIMITED
DURATION
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker–dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Limited Duration Income Fund as of April 30, 2008

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Payson F. Swaffield, CFA
Co-Portfolio Manager

Mark S. Venezia, CFA
Co-Portfolio Manager

Christine M. Johnston, CFA
Co-Portfolio Manager

Economic and Market Conditions

•             The year ended April 30, 2008 was a period of significant challenges for the U.S. economy and its financial markets. The credit crisis, which began with the subprime mortgage crisis in August, 2007, left investors seeking shelter in higher quality bonds. A broad-based flight to quality resulted in a significant widening in all U.S. credit markets, ranging from mortgage-backed securities (MBS) to below investment-grade corporate debt. During the period, the Federal Reserve Board (the “Fed”) cut interest rates, lowering the Federal Funds Rate from 5.25% at April 30, 2007, to 2.00% by April 30, 2008. The short end of the yield curve experienced a significant drop in interest rates, as the yield curve steepened.

•             Within the credit markets, yield spread widening left no market unscathed. The yield spread in seasoned U.S. agency MBS, among the highest quality securities, widened by approximately 145 basis points (1.45%) over the year. The yield spread in below investment grade corporate debt, at the opposite end of the quality spectrum, had widened approximately 550 basis points (5.50%) before ending the period approximately 400 basis points (4.00%) wider than at April 30, 2007. Senior, secured bank loans fared slightly better in spread terms; however, on a total return basis, this sector underperformed during the period.

Management Discussion

•             The Fund’s investment objective is to provide a high level of current income. The Fund pursues its objective by investing primarily in three distinct investment categories: 1) seasoned U.S. agency MBS; 2) senior, secured floating rate loans; and 3) below investment grade corporate bonds (“high yield”). As of April 30, 2008, the Fund had an overweight (greater than one-third) investment in senior, secured loans (38.5%), with a slight underweight (less than one-third) in seasoned U.S. agency MBS (29.1%) and high yield (27.5%).

•             During the year ended April 30, 2008, the market-wide sell-off that affected all fixed-income and equity asset classes in the second half of the year had a significant and unprecedented effect on the senior loan market. Average loan prices, which had fallen about 4%-5% by December 2007, declined a further 7%-8% by mid-February 2008 before recovering somewhat by the end of that month. Along with the tentative return of market confidence, loan prices have been rising since mid-March 2008 and increased approximately 4%-5% by April 30, 2008 from their mid-February 2008 bottom. Default rates increased to 1% but remained well below historical averages of 3%. The Fund’s senior loan holdings remained diversified with respect to industry, geography and borrower. At the end of the period, the largest industry holdings were health care, cable and satellite television, publishing, business equipment and services, and leisure goods, activities and movies. The majority of these industries tended to be non-cyclical, and within each there was further diversity of individual borrowers and geography, with larger exposures possessing good capital structures, strong collateral value and attractive yields. Exposure to more highly cyclical industries, such as home builders and financial

Eaton Vance Limited Duration Income Fund

Total Return Performance 4/30/07 – 4/30/08

AMEX Symbol		EVV

At Market(1)		-10.04%
At Net Asset Value (NAV)(1)		-1.99%
Total Distributions per share		$1.513
Distribution Rate(2)	At Market	9.89%
	At NAV	9.27%

Please refer to page 3 for additional performance information.

(1)	Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares, its securities lending program and its debt financing.
(2)

Distribution Rate is based on the Fund’s most recent monthly distribution per share (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s monthly distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Absent an expense waiver by the investment adviser, the returns would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Michael W. Weilheimer, CFA
Co-Portfolio Manager

Scott H. Page, CFA
Co-Portfolio Manager

Susan Schiff, CFA
Co-Portfolio Manager

Catherine C. McDermott
Co-Portfolio Manager

intermediaries, was minimal at the end of the period. The Fund had no exposure to subprime mortgages or mortgage lenders through April 30, 2008. The Fund’s exposure to senior, secured loans was a drag on the Fund’s performance for the period.

•             The high-yield bond market’s returns were essentially flat for the year ended April 30, 2008, but were pulled lower in the second half of the year by the continuing effects of the subprime crisis, declining home values and a weakening economy. After significant deterioration in late 2007 and early 2008, the market began to rally in mid-March 2008. The Fed’s injection of liquidity into the credit markets gave rise to hopes that the worst of the credit crisis may have passed. The market rally continued through April, posting one of the strongest one-month rallies in high-yield bond history. Within its high-yield holdings, the gaming sector was a modest drag on Fund performance, as investors feared the consequences of a pullback in leisure and travel expenditures. Emerging telecommunications bonds also struggled, as companies found it difficult to gain a competitive foothold in a slow economy. Energy and paper bonds were among the better performers. Exploration and production companies benefited from the continuing surge in oil prices during the period. Selected retail bonds fared well later in the period. Unlike many “big box” retailers that have been negatively affected by a weak economy, some specialty retailers have enjoyed relatively stable earnings. Performance was also helped by an underweighting in the troubled auto sector, and by short maturities in the few auto holdings in the Fund.

•             The second half of the year was among the most volatile periods in decades for the MBS sector. The credit crunch, which began in 2007 as a result of problems associated with subprime lending, worsened in early 2008 amid declining home values and a weakening economy. As foreclosures surged among subprime borrowers, investors became increasingly risk-averse, even with respect to higher-quality, seasoned U.S. agency MBS, and the seasoned U.S. agency MBS market reflected investor concerns. At mid-March 2008, the financial markets began to stabilize as the Fed initiated actions to inject liquidity into the credit markets. In the wake of the Fed’s actions, the seasoned U.S. agency MBS markets stabilized, although credit remained tight by historical standards. Seasoned U.S. agency MBS had positive returns for the year as a whole but the sector’s performance lagged that of Treasuries. While the Fund’s seasoned U.S. agency MBS felt the impact of the credit crunch, management believed that the underlying credit quality of this segment remained sound. Typically, the mortgages underlying seasoned U.S. agency MBS were originated in the 1980s or 1990s. Due to significant appreciation in home prices since that time, these mortgages typically have lower loan-to-value ratios, meaning that these homeowners have more equity in their homes than the average borrower. In addition, these securities are guaranteed by government agencies. All of these factors together place seasoned U.S. agency MBS among the highest quality securities in the U.S. fixed-income markets. The Fund had no exposure to the subprime lending market or to non-agency MBS. Prepayment rates for the Fund’s seasoned U.S. agency MBS remained in the 15% range.

•             As has been widely reported since mid-February 2008, the normal functioning of the auction market in the U.S. for certain types of “auction rate securities” has been disrupted by an imbalance between buy and sell orders. Consistent with patterns in the broader market for auction rate securities, the Fund has, since mid-February, experienced unsuccessful APS auctions. In the event of an unsuccessful auction, the affected APS shares remain outstanding, and the dividend rate reverts to the specified maximum payable rate. At April 30, 2008, the Fund had leverage in the amount of approximately 34.7% of the Fund’s total assets.

•             As of May 7, 2008, the Fund redeemed two-thirds of its outstanding APS, representing 21,335 shares and $533,375,000 in liquidation preferences, through debt financing. The Fund was not required to sell portfolio holdings, and the cost to the Fund of the new debt leverage is expected, over time, to be lower than the total cost of the APS based on the maximum applicable dividend rates that apply when auctions do not clear.

•             Effective January 30, 2008, Cathy McDermott assumed co-portfolio management responsibilities for Eaton Vance Limited Duration Income Fund. Ms. McDermott joined Eaton Vance in 2000 as a Senior Financial Analyst and Vice President. Previously, Ms. McDermott was a principal and analyst with Cypress Tree Investment Management in Boston and Financial Security Assurance in New York.

Eaton Vance Limited Duration Income Fund as of April 30, 2008

FUND PERFORMANCE

Fund Performance(1)

American Stock Exchange Symbol	EVV

Average Annual Total Return (by share price, AMEX)
One Year	-10.04%
Life of Fund (5/30/03)	4.15

Average Annual Total Return (at net asset value)
One Year	-1.99%
Life of Fund (5/30/03)	5.54

(1)  Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares and its securities lending program and debt financing.

Portfolio Composition

Fund Allocations(2)

By net investments

(2)  Fund allocations are shown as a percentage of the Fund’s net investments, which represented 152.0% of the Fund’s net assets as of 4/30/08. Fund allocations may not be representative of the Fund’s current or future investments and are subject to change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Absent an expense waiver by the investment adviser, the returns would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Limited Duration Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS

	Senior Floating-Rate Interests — 58.2%(1)
	Principal Amount*	Borrower/Tranche Description	Value
	Aerospace and Defense — 0.9%
	ACTS Aero Technical Support & Service, Inc.
	897,140	Term Loan, 5.96%, Maturing October 5, 2014	$753,597
	Atlantic Inertial Systems, Inc.
	1,687,250	Term Loan, 5.75%, Maturing July 20, 2014	1,586,015
	AWAS Capital, Inc.
	613,414	Term Loan, 4.38%, Maturing March 22, 2013	528,303
	CACI International, Inc.
	335,385	Term Loan, 4.33%, Maturing May 3, 2011	330,354
	Colt Defense, LLC
	986,389	Term Loan, 6.11%, Maturing July 9, 2014	912,410
	DAE Aviation Holdings, Inc.
	574,468	Term Loan, 6.52%, Maturing July 31, 2014	565,313
	570,609	Term Loan, 6.65%, Maturing July 31, 2014	561,516
	Evergreen International Aviation
	1,237,005	Term Loan, 7.75%, Maturing October 31, 2011	1,100,934
	Hawker Beechcraft Acquisition
	1,703,062	Term Loan, 4.70%, Maturing March 26, 2014	1,628,021
	76,229	Term Loan, 6.80%, Maturing March 26, 2014	72,870
	Hexcel Corp.
	1,559,498	Term Loan, 4.54%, Maturing March 1, 2012	1,512,713
	IAP Worldwide Services, Inc.
	1,201,926	Term Loan, 9.00%, Maturing December 30, 2012	1,003,608
	TransDigm, Inc.
	2,075,000	Term Loan, 4.66%, Maturing June 23, 2013	1,984,219
	Vought Aircraft Industries, Inc.
	1,000,000	Term Loan, 4.95%, Maturing December 17, 2011	934,583
	1,289,318	Term Loan, 5.12%, Maturing December 17, 2011	1,217,868
	Wesco Aircraft Hardware Corp.
	1,458,750	Term Loan, 4.95%, Maturing September 29, 2013	1,426,536
			$16,118,860
	Air Transport — 0.5%
	Airport Development and Investment, Ltd.
GBP	2,457,250	Term Loan, 9.94%, Maturing April 7, 2011	$4,245,442
	Delta Air Lines, Inc.
	1,712,063	Term Loan, 6.15%, Maturing April 30, 2014	1,369,650
	Northwest Airlines, Inc.
	3,772,000	DIP Loan, 4.72%, Maturing August 21, 2008	3,287,298
			$8,902,390

	Principal Amount*	Borrower/Tranche Description	Value
	Automotive — 2.1%
	Accuride Corp.
	2,337,795	Term Loan, 6.24%, Maturing January 31, 2012	$2,267,661
	Adesa, Inc.
	5,086,563	Term Loan, 4.95%, Maturing October 18, 2013	4,835,413
	Affina Group, Inc.
	2,313,738	Term Loan, 5.90%, Maturing November 30, 2011	2,059,227
	Allison Transmission, Inc.
	5,273,500	Term Loan, 5.57%, Maturing September 30, 2014	4,956,621
	ATU AFM Auto Holding GmbH & Co.
EUR	2,698,276	Term Loan, 7.93%, Maturing August 20, 2013	2,804,131
	AxleTech International Holding, Inc.
	1,950,000	Term Loan, 9.19%, Maturing April 21, 2013	1,803,750
	Chrysler Financial
	1,496,241	Term Loan, 6.80%, Maturing August 1, 2014	1,365,528
	CSA Acquisition Corp.
	596,221	Term Loan, 5.25%, Maturing December 23, 2011	575,354
	488,750	Term Loan, 5.25%, Maturing December 23, 2012	471,644
	Dayco Products, LLC
	2,309,893	Term Loan, 7.35%, Maturing June 21, 2011	1,827,703
	Delphi Corp.
	1,000,000	DIP Loan, 6.38%, Maturing July 1, 2008	965,938
	Ford Motor Co.
	2,295,938	Term Loan, 5.80%, Maturing December 15, 2013	2,115,491
	General Motors Corp.
	4,388,343	Term Loan, 5.06%, Maturing November 29, 2013	4,133,955
	Goodyear Tire & Rubber Co.
	3,450,000	Term Loan, 4.54%, Maturing April 30, 2010	3,277,500
	Keystone Automotive Operations, Inc.
	1,125,862	Term Loan, 6.30%, Maturing January 12, 2012	906,319
	LKQ Corp.
	1,319,905	Term Loan, 4.97%, Maturing October 12, 2014	1,310,006
	TriMas Corp.
	314,063	Term Loan, 5.39%, Maturing August 2, 2011	290,508
	1,340,524	Term Loan, 5.16%, Maturing August 2, 2013	1,239,984
	United Components, Inc.
	1,439,394	Term Loan, 5.05%, Maturing June 30, 2010	1,394,413
			$38,601,146
	Beverage and Tobacco — 0.5%
	Beverage Packaging Holdings
EUR	824,779	Term Loan, 6.60%, Maturing May 11, 2015	$1,174,950
EUR	824,779	Term Loan, 6.85%, Maturing May 11, 2016	1,174,950
	Constellation Brands, Inc.
	1,240,000	Term Loan, 4.91%, Maturing June 5, 2013	1,212,322

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Beverage and Tobacco (continued)
	Culligan International Co.
EUR	1,400,000	Term Loan, 9.12%, Maturing May 31, 2013	$1,166,118
	990,000	Term Loan, 5.03%, Maturing November 24, 2014	735,075
	Liberator Midco Ltd.
GBP	357,992	Term Loan, 13.95%, Maturing October 27, 2016	661,753
	Southern Wine & Spirits of America, Inc.
	2,930,563	Term Loan, 4.20%, Maturing May 31, 2012	2,897,594
	Van Houtte, Inc.
	875,594	Term Loan, 5.20%, Maturing July 11, 2014	828,531
	119,399	Term Loan, 5.20%, Maturing July 11, 2014	112,982
			$9,964,275
	Brokers, Dealers and Investment Houses — 0.1%
	AmeriTrade Holding Corp.
	2,108,393	Term Loan, 4.37%, Maturing December 31, 2012	$2,063,402
			$2,063,402
	Building and Development — 2.6%
	AIMCO Properties, L.P.
	3,050,000	Term Loan, 4.36%, Maturing March 23, 2011	$2,813,625
	Beacon Sales Acquisition, Inc.
	911,125	Term Loan, 4.74%, Maturing September 30, 2013	749,400
	Brickman Group Holdings, Inc.
	1,435,500	Term Loan, 4.70%, Maturing January 23, 2014	1,345,781
	Building Materials Corp. of America
	1,901,058	Term Loan, 5.69%, Maturing February 22, 2014	1,600,057
	Capital Automotive (REIT)
	3,046,644	Term Loan, 4.46%, Maturing December 16, 2010	2,954,769
	Epco/Fantome, LLC
	1,817,000	Term Loan, 5.49%, Maturing November 23, 2010	1,579,064
	Forestar USA Real Estate Group, Inc.
	1,975,000	Term Loan, 6.72%, Maturing December 1, 2010	1,896,000
	1,975,000	Term Loan, 6.85%, Maturing December 1, 2010(2)	1,856,500
	Hovstone Holdings, LLC
	742,500	Term Loan, 7.27%, Maturing February 28, 2009	623,106
	LNR Property Corp.
	3,256,000	Term Loan, 6.36%, Maturing July 3, 2011	2,725,884
	Metroflag BP, LLC
	700,000	Term Loan, 11.80%, Maturing June 6, 2009	577,500
	NCI Building Systems, Inc.
	1,374,724	Term Loan, 4.33%, Maturing June 18, 2010	1,323,172
	Nortek, Inc.
	3,932,680	Term Loan, 5.30%, Maturing August 27, 2011	3,559,076

Principal Amount*	Borrower/Tranche Description	Value
Building and Development (continued)
Panolam Industries Holdings, Inc.
1,345,288	Term Loan, 5.44%, Maturing September 30, 2012	$1,116,589
PLY GEM Industries, Inc.
2,624,435	Term Loan, 5.45%, Maturing August 15, 2011	2,261,701
82,086	Term Loan, 5.45%, Maturing August 15, 2011	70,741
Realogy Corp.
4,418,129	Term Loan, 5.72%, Maturing September 1, 2014	3,791,996
1,189,496	Term Loan, 6.14%, Maturing September 1, 2014	1,020,922
South Edge, LLC
287,500	Term Loan, 7.25%, Maturing October 31, 2009	181,125
Standard Pacific Corp.
1,260,000	Term Loan, 4.82%, Maturing May 5, 2013	991,200
Stile Acquisition Corp.
952,214	Term Loan, 4.89%, Maturing April 6, 2013	862,878
Stile U.S. Acquisition Corp.
953,836	Term Loan, 4.89%, Maturing April 6, 2013	864,348
Tousa/Kolter, LLC
1,460,133	Term Loan, 6.00%, Maturing March 31, 2031(13)	818,551
TRU 2005 RE Holding Co.
6,075,000	Term Loan, 5.71%, Maturing December 9, 2008	5,619,375
United Subcontractors, Inc.
1,000,000	Term Loan, 12.21%, Maturing June 27, 2013(3)	500,000
WCI Communities, Inc.
4,062,500	Term Loan, 7.98%, Maturing December 23, 2010	3,558,072
Wintergames Acquisition ULC
3,426,719	Term Loan, 6.14%, Maturing April 24, 2009	3,263,950
		$48,525,382
Business Equipment and Services — 3.9%
Activant Solutions, Inc.
930,897	Term Loan, 4.76%, Maturing May 1, 2013	$816,862
Affiliated Computer Services
1,890,913	Term Loan, 4.79%, Maturing March 20, 2013	1,827,537
297,729	Term Loan, 4.89%, Maturing March 20, 2013	287,750
Affinion Group, Inc.
2,817,094	Term Loan, 5.56%, Maturing October 17, 2012	2,662,154
Allied Security Holdings, LLC
1,605,895	Term Loan, 5.87%, Maturing June 30, 2010	1,501,512
Education Management, LLC
4,911,204	Term Loan, 4.50%, Maturing June 1, 2013	4,392,459
Euronet Worldwide, Inc.
2,118,100	Term Loan, 4.76%, Maturing April 4, 2012	2,033,376
Info USA, Inc.
733,219	Term Loan, 4.70%, Maturing February 14, 2012	703,890

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Business Equipment and Services (continued)
	Intergraph Corp.
	1,000,000	Term Loan, 5.08%, Maturing May 29, 2014	$945,833
	1,000,000	Term Loan, 9.09%, Maturing November 29, 2014	936,250
	iPayment, Inc.
	2,161,028	Term Loan, 4.70%, Maturing May 10, 2013	1,793,653
	ista International GmbH
EUR	1,522,526	Term Loan, 6.77%, Maturing May 14, 2015	2,002,017
EUR	302,474	Term Loan, 6.77%, Maturing May 14, 2015	397,732
	Kronos, Inc.
	1,576,571	Term Loan, 4.95%, Maturing June 11, 2014	1,436,651
	Language Line, Inc.
	2,368,266	Term Loan, 5.95%, Maturing June 11, 2011	2,196,567
	Mitchell International, Inc.
	1,500,000	Term Loan, 7.94%, Maturing March 28, 2015	1,432,500
	N.E.W. Holdings I, LLC
	2,623,835	Term Loan, 5.43%, Maturing May 22, 2014	2,253,218
	Protection One, Inc.
	2,045,129	Term Loan, 5.23%, Maturing March 31, 2012	1,769,036
	Quantum Corp.
	531,250	Term Loan, 6.20%, Maturing July 12, 2014	480,781
	Quintiles Transnational Corp.
	1,225,000	Term Loan, 4.70%, Maturing March 31, 2013	1,157,625
	1,725,000	Term Loan, 6.70%, Maturing March 31, 2014	1,647,375
	Sabre, Inc.
	6,636,484	Term Loan, 4.88%, Maturing September 30, 2014	5,633,134
	Safenet, Inc.
	997,487	Term Loan, 5.46%, Maturing April 12, 2014	832,902
	Serena Software, Inc.
	1,567,536	Term Loan, 4.68%, Maturing March 10, 2013	1,418,620
	Sitel (Client Logic)
	1,825,238	Term Loan, 5.14%, Maturing January 29, 2014	1,323,298
	Solera Holdings, LLC
EUR	1,141,039	Term Loan, 6.63%, Maturing May 15, 2014	1,625,483
	SunGard Data Systems, Inc.
	13,479,776	Term Loan, 4.88%, Maturing February 11, 2013	12,801,190
	TDS Investor Corp.
	356,888	Term Loan, 4.95%, Maturing August 23, 2013	329,854
	1,778,654	Term Loan, 5.11%, Maturing August 23, 2013	1,643,921
EUR	1,051,592	Term Loan, 6.98%, Maturing August 23, 2013	1,461,222
	Transaction Network Services, Inc.
	890,023	Term Loan, 4.72%, Maturing May 4, 2012	823,271
	U.S. Security Holdings, Inc.
	980,000	Term Loan, 7.35%, Maturing May 8, 2013	940,800
	Valassis Communications, Inc.
	1,865,289	Term Loan, 4.45%, Maturing March 2, 2014	1,740,160
	426,667	Term Loan, 6.00%, Maturing March 2, 2014	398,045

Principal Amount*		Borrower/Tranche Description	Value
Business Equipment and Services (continued)
VWR International, Inc.
	2,325,000	Term Loan, 5.20%, Maturing June 28, 2013	$2,173,875
WAM Acquisition, S.A.
EUR	368,919	Term Loan, 6.96%, Maturing May 4, 2014	538,015
EUR	223,408	Term Loan, 6.96%, Maturing May 4, 2014	325,809
EUR	368,919	Term Loan, 7.21%, Maturing May 4, 2015	538,015
EUR	223,408	Term Loan, 7.21%, Maturing May 4, 2015	325,809
West Corp.
	4,700,700	Term Loan, 5.28%, Maturing October 24, 2013	4,308,647
			$71,856,848
Cable and Satellite Television — 4.3%
Atlantic Broadband Finance, LLC
	2,569,536	Term Loan, 4.95%, Maturing February 10, 2011	$2,398,662
Bragg Communications, Inc.
	1,606,875	Term Loan, 5.59%, Maturing August 31, 2014	1,606,875
Bresnan Broadband Holdings, LLC
	1,725,000	Term Loan, 5.02%, Maturing March 29, 2014	1,581,394
	1,550,000	Term Loan, 7.47%, Maturing March 29, 2014	1,395,000
Casema
EUR	658,133	Term Loan, 6.89%, Maturing November 14, 2014	999,405
EUR	341,867	Term Loan, 6.89%, Maturing November 14, 2014	519,141
EUR	1,000,000	Term Loan, 7.39%, Maturing November 14, 2015	1,519,193
Cequel Communications, LLC
	990,000	Term Loan, 4.76%, Maturing November 5, 2013	905,107
	2,175,000	Term Loan, 7.74%, Maturing May 5, 2014	1,767,187
	4,609,462	Term Loan, 9.24%, Maturing May 5, 2014	3,678,351
Charter Communications Operating, Inc.
	14,986,394	Term Loan, 4.90%, Maturing April 28, 2013	13,275,442
CSC Holdings, Inc.
	2,726,033	Term Loan, 4.48%, Maturing March 29, 2013	2,632,325
CW Media Holdings, Inc.
	870,625	Term Loan, 5.95%, Maturing February 15, 2015	844,506
DirecTV Holdings, LLC
	1,836,617	Term Loan, 4.38%, Maturing April 13, 2013	1,812,129
Insight Midwest Holdings, LLC
	4,741,875	Term Loan, 4.69%, Maturing April 6, 2014	4,520,870
Kabel BW GmbH and Co.
EUR	1,000,000	Term Loan, 6.93%, Maturing June 9, 2013	1,426,510
EUR	1,000,000	Term Loan, 7.43%, Maturing June 9, 2014	1,426,510
MCC Iowa, LLC
	2,020,000	Term Loan, 4.26%, Maturing March 31, 2010	1,820,525
Mediacom Broadband Group
	2,420,868	Term Loan, 4.52%, Maturing January 31, 2015	2,209,042

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Cable and Satellite Television (continued)
Mediacom Illinois, LLC
	4,778,266	Term Loan, 4.52%, Maturing January 31, 2015	$4,321,344
NTL Investment Holdings, Ltd.
	2,901,650	Term Loan, 4.94%, Maturing March 30, 2012	2,671,935
Orion Cable GmbH
EUR	1,100,000	Term Loan, 7.44%, Maturing October 31, 2014	1,626,654
EUR	1,100,000	Term Loan, 7.64%, Maturing October 31, 2015	1,627,878
ProSiebenSat.1 Media AG
EUR	1,219,800	Term Loan, 6.77%, Maturing March 2, 2015	1,365,775
EUR	48,181	Term Loan, 6.25%, Maturing June 26, 2015	61,479
EUR	1,187,219	Term Loan, 6.25%, Maturing June 26, 2015	1,514,902
EUR	1,219,800	Term Loan, 7.02%, Maturing March 2, 2016	1,365,775
UPC Broadband Holding B.V.
EUR	5,800,000	Term Loan, 6.36%, Maturing October 16, 2011	8,229,734
	2,800,000	Term Loan, 4.46%, Maturing December 31, 2014	2,639,876
YPSO Holding SA
EUR	2,480,685	Term Loan, 6.89%, Maturing July 28, 2014	3,184,150
EUR	957,340	Term Loan, 6.89%, Maturing July 28, 2014	1,228,819
EUR	1,561,975	Term Loan, 6.89%, Maturing July 28, 2014	2,004,915
			$78,181,410
Chemicals and Plastics — 3.6%
AZ Chem US, Inc.
	1,404,710	Term Loan, 5.21%, Maturing February 28, 2013	$1,141,327
	500,000	Term Loan, 8.59%, Maturing February 28, 2014	300,000
Brenntag Holding GmbH and Co. KG
	490,909	Term Loan, 5.79%, Maturing December 23, 2013	454,705
	2,009,091	Term Loan, 5.79%, Maturing December 23, 2013	1,860,920
	1,300,000	Term Loan, 7.79%, Maturing December 23, 2015	1,108,250
Celanese Holdings, LLC
EUR	1,980,000	Term Loan, 6.23%, Maturing April 6, 2011	2,936,236
	6,014,250	Term Loan, 4.19%, Maturing April 2, 2014	5,822,546
Cognis GmbH
EUR	1,084,426	Term Loan, 6.61%, Maturing September 15, 2013	1,523,026
EUR	265,574	Term Loan, 6.61%, Maturing September 15, 2013	372,986
Columbian Chemicals Acquisition
	880,455	Term Loan, 5.20%, Maturing March 16, 2013	792,409
First Chemical Holding
EUR	1,000,000	Term Loan, 6.59%, Maturing December 18, 2014(2)	1,369,423
EUR	1,000,000	Term Loan, 7.08%, Maturing December 18, 2015(2)	1,375,910
Foamex L.P.
	2,861,677	Term Loan, 5.97%, Maturing February 12, 2013	2,368,038
Georgia Gulf Corp.
	988,117	Term Loan, 5.25%, Maturing October 3, 2013	935,006

Principal Amount*		Borrower/Tranche Description	Value
Chemicals and Plastics (continued)
Hercules, Inc.
	1,205,898	Term Loan, 4.36%, Maturing October 8, 2010	$1,187,810
Hexion Specialty Chemicals, Inc.
	1,848,174	Term Loan, 4.94%, Maturing May 5, 2013	1,747,103
	401,476	Term Loan, 5.00%, Maturing May 5, 2013	379,520
	4,925,000	Term Loan, 5.38%, Maturing May 5, 2013	4,655,667
Huish Detergents, Inc.
	1,265,438	Term Loan, 4.70%, Maturing April 26, 2014	1,091,440
INEOS Group
EUR	849,785	Term Loan, 7.21%, Maturing December 14, 2011	1,166,362
EUR	150,215	Term Loan, 7.21%, Maturing December 14, 2011	206,175
EUR	849,785	Term Loan, 7.71%, Maturing December 14, 2011	1,167,685
EUR	150,215	Term Loan, 7.71%, Maturing December 14, 2011	206,409
	244,949	Term Loan, 4.88%, Maturing December 14, 2013	229,104
	244,949	Term Loan, 5.38%, Maturing December 14, 2014	229,104
Innophos, Inc.
	320,000	Term Loan, 4.70%, Maturing August 10, 2010	303,200
Invista B.V.
	3,064,502	Term Loan, 4.20%, Maturing April 29, 2011	2,947,031
	1,624,415	Term Loan, 4.20%, Maturing April 29, 2011	1,562,146
ISP Chemco, Inc.
	1,970,038	Term Loan, 4.69%, Maturing June 4, 2014	1,867,227
Kleopatra
	1,200,000	Term Loan, 5.21%, Maturing January 3, 2016	865,500
EUR	800,000	Term Loan, 7.24%, Maturing January 3, 2016	897,553
Kranton Polymers, LLC
	3,215,055	Term Loan, 4.75%, Maturing May 12, 2013	2,688,589
Lucite International Group Holdings
	782,063	Term Loan, 5.15%, Maturing July 7, 2013	701,412
	276,915	Term Loan, 5.15%, Maturing July 7, 2013	248,358
MacDermid, Inc.
EUR	976,421	Term Loan, 6.98%, Maturing April 12, 2014	1,345,368
Millenium Inorganic Chemicals
	523,688	Term Loan, 4.95%, Maturing April 30, 2014	455,935
	1,375,000	Term Loan, 8.45%, Maturing October 31, 2014	1,051,875
Momentive Performance Material
	1,895,201	Term Loan, 5.13%, Maturing December 4, 2013	1,771,337
Mosaic Co.
	74,336	Term Loan, 4.63%, Maturing December 21, 2012	73,577
Nalco Co.
	4,432,589	Term Loan, 5.01%, Maturing November 4, 2010	4,375,799
Propex Fabrics, Inc.
	1,567,946	Term Loan, 9.24%, Maturing July 31, 2012	1,019,165
Rockwood Specialties Group, Inc.
	3,700,550	Term Loan, 4.40%, Maturing December 10, 2012	3,530,428

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Chemicals and Plastics (continued)
Schoeller Arca Systems Holding
EUR	886,834	Term Loan, 7.61%, Maturing November 16, 2015	$1,225,796
EUR	824,121	Term Loan, 7.61%, Maturing November 16, 2015	1,139,113
EUR	289,045	Term Loan, 7.61%, Maturing November 16, 2015	399,523
Solo Cup Co.
	2,013,789	Term Loan, 6.30%, Maturing February 27, 2011	1,949,060
Wellman, Inc.
	1,250,000	Term Loan, 6.74%, Maturing February 10, 2009(13)	887,500
			$65,932,653
Clothing / Textiles — 0.3%
Hanesbrands, Inc.
	1,792,654	Term Loan, 4.61%, Maturing September 5, 2013	$1,763,523
	1,125,000	Term Loan, 6.66%, Maturing March 5, 2014	1,117,969
St. John Knits International, Inc.
	1,231,247	Term Loan, 5.90%, Maturing March 23, 2012	1,132,747
The William Carter Co.
	1,161,837	Term Loan, 4.39%, Maturing July 14, 2012	1,109,554
Warnaco, Inc.
	593,611	Term Loan, 4.46%, Maturing January 31, 2013	557,994
			$5,681,787
Conglomerates — 1.3%
Amsted Industries, Inc.
	1,464,365	Term Loan, 4.75%, Maturing October 15, 2010	$1,442,399
Blount, Inc.
	416,078	Term Loan, 4.46%, Maturing August 9, 2010	394,234
Doncasters (Dunde HoldCo 4 Ltd.)
	613,558	Term Loan, 5.22%, Maturing July 13, 2015	535,329
	613,558	Term Loan, 5.72%, Maturing July 13, 2015	535,329
GBP	734,483	Term Loan, 10.04%, Maturing January 13, 2016	1,200,111
ISS Holdings A/S
EUR	208,772	Term Loan, 6.65%, Maturing December 31, 2013	303,619
EUR	1,491,228	Term Loan, 6.65%, Maturing December 31, 2013	2,168,710
Jarden Corp.
	1,779,794	Term Loan, 4.45%, Maturing January 24, 2012	1,696,861
	982,959	Term Loan, 4.45%, Maturing January 24, 2012	937,156
Johnson Diversey, Inc.
	3,004,367	Term Loan, 5.11%, Maturing December 16, 2011	2,857,904
Polymer Group, Inc.
	3,917,918	Term Loan, 4.92%, Maturing November 22, 2012	3,486,947
RBS Global, Inc.
	419,688	Term Loan, 4.98%, Maturing July 19, 2013	393,457
	2,681,967	Term Loan, 5.31%, Maturing July 19, 2013	2,514,344

Principal Amount*		Borrower/Tranche Description	Value
Conglomerates (continued)
RGIS Holdings, LLC
	95,705	Term Loan, 5.20%, Maturing April 30, 2014	$82,965
	1,914,107	Term Loan, 5.30%, Maturing April 30, 2014	1,659,292
US Investigations Services, Inc.
	2,636,717	Term Loan, 5.60%, Maturing February 21, 2015	2,392,820
Vertrue, Inc.
	1,218,875	Term Loan, 5.70%, Maturing August 16, 2014	1,103,082
			$23,704,559
Containers and Glass Products — 1.7%
Berry Plastics Corp.
	4,645,519	Term Loan, 5.10%, Maturing April 3, 2015	$4,228,876
Consolidated Container Co.
	1,000,000	Term Loan, 8.55%, Maturing September 28, 2014	526,250
Crown Americas, Inc.
	686,000	Term Loan, 4.82%, Maturing November 15, 2012	660,275
Graham Packaging Holdings Co.
	5,232,038	Term Loan, 5.04%, Maturing October 7, 2011	4,970,797
Graphic Packaging International, Inc.
	7,381,991	Term Loan, 4.80%, Maturing May 16, 2014	7,044,678
JSG Acquisitions
EUR	180,907	Term Loan, 6.26%, Maturing December 31, 2014	266,790
EUR	217,564	Term Loan, 6.51%, Maturing December 31, 2014	320,848
EUR	1,300,764	Term Loan, 6.53%, Maturing December 31, 2014	1,918,276
EUR	1,300,764	Term Loan, 6.65%, Maturing December 31, 2014	1,918,276
Kranson Industries, Inc.
	1,104,007	Term Loan, 4.91%, Maturing July 31, 2013	1,026,726
Owens-Brockway Glass Container
	2,034,688	Term Loan, 4.22%, Maturing June 14, 2013	1,955,335
Smurfit-Stone Container Corp.
	872,221	Term Loan, 4.60%, Maturing November 1, 2011	850,634
	79,528	Term Loan, 4.71%, Maturing November 1, 2011	77,560
	1,069,632	Term Loan, 5.01%, Maturing November 1, 2011	1,043,159
	2,213,512	Term Loan, 5.03%, Maturing November 1, 2011	2,158,728
Tegrant Holding Corp.
	1,980,000	Term Loan, 5.43%, Maturing March 8, 2013	1,410,750
			$30,377,958
Cosmetics / Toiletries — 0.3%
American Safety Razor Co.
	1,000,000	Term Loan, 9.03%, Maturing July 31, 2014	$890,000
Bausch & Lomb, Inc.
	618,450	Term Loan, 5.95%, Maturing April 30, 2015	611,653
	155,000	Term Loan, 5.95%, Maturing April 30, 2015(2)	153,297

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Cosmetics / Toiletries (continued)
	KIK Custom Products, Inc.
	1,400,000	Term Loan, 7.92%, Maturing November 30, 2014	$518,000
	Prestige Brands, Inc.
	2,652,767	Term Loan, 6.90%, Maturing April 7, 2011	2,566,552
			$4,739,502
	Drugs — 0.4%
	Graceway Pharmaceuticals, LLC
	1,486,729	Term Loan, 5.56%, Maturing May 3, 2012	$1,248,388
	1,000,000	Term Loan, 9.20%, Maturing May 3, 2013	812,500
	300,000	Term Loan, 10.95%, Maturing November 3, 2013	235,500
	Pharmaceutical Holdings Corp.
	616,116	Term Loan, 6.14%, Maturing January 30, 2012	585,310
	Stiefel Laboratories, Inc.
	706,150	Term Loan, 4.97%, Maturing December 28, 2013	681,434
	923,225	Term Loan, 4.97%, Maturing December 28, 2013	890,912
	Warner Chilcott Corp.
	822,291	Term Loan, 4.73%, Maturing January 18, 2012	791,798
	2,390,716	Term Loan, 4.84%, Maturing January 18, 2012	2,302,061
			$7,547,903
	Ecological Services and Equipment — 0.7%
	Allied Waste Industries, Inc.
	2,604,404	Term Loan, 4.38%, Maturing January 15, 2012	$2,520,352
	1,565,962	Term Loan, 4.75%, Maturing January 15, 2012	1,515,424
	Big Dumpster Merger Sub, Inc.
	855,337	Term Loan, 4.95%, Maturing February 5, 2013	722,760
	Blue Waste B.V. (AVR Acquisition)
EUR	1,000,000	Term Loan, 6.87%, Maturing April 1, 2015	1,427,483
	Environmental Systems Products Holdings, Inc.
	466,049	Term Loan, 9.69%, Maturing December 12, 2010(3)	466,049
	IESI Corp.
	3,464,706	Term Loan, 6.14%, Maturing January 20, 2012	3,300,132
	Sensus Metering Systems, Inc.
	715,074	Term Loan, 5.46%, Maturing December 17, 2010	643,567
	49,327	Term Loan, 6.88%, Maturing December 17, 2010	44,394
	Waste Services, Inc.
	844,840	Term Loan, 5.15%, Maturing March 31, 2011	838,503
	Wastequip, Inc.
	987,783	Term Loan, 4.95%, Maturing February 5, 2013	834,677
			$12,313,341

Principal Amount*	Borrower/Tranche Description	Value
Electronics / Electrical — 1.6%
Aspect Software, Inc.
2,336,112	Term Loan, 5.63%, Maturing July 11, 2011	$2,190,105
2,350,000	Term Loan, 9.75%, Maturing July 11, 2013	2,021,000
EnerSys Capital, Inc.
1,516,430	Term Loan, 4.72%, Maturing March 17, 2011	1,423,548
Freescale Semiconductor, Inc.
5,604,063	Term Loan, 4.46%, Maturing December 1, 2013	4,869,168
Infor Enterprise Solutions Holdings
3,430,614	Term Loan, 6.45%, Maturing July 28, 2012	2,851,698
1,789,886	Term Loan, 6.45%, Maturing July 28, 2012	1,487,842
500,000	Term Loan, 8.20%, Maturing March 2, 2014	325,834
183,333	Term Loan, 8.95%, Maturing March 2, 2014	110,917
316,667	Term Loan, 8.95%, Maturing March 2, 2014	206,361
Network Solutions, LLC
1,034,330	Term Loan, 5.24%, Maturing March 7, 2014	863,666
Open Solutions, Inc.
2,425,930	Term Loan, 5.15%, Maturing January 23, 2014	2,018,070
Sensata Technologies Finance Co.
3,758,062	Term Loan, 4.66%, Maturing April 27, 2013	3,432,362
Spectrum Brands, Inc.
83,608	Term Loan, 6.71%, Maturing March 30, 2013	76,606
1,659,893	Term Loan, 6.89%, Maturing March 30, 2013	1,520,877
SS&C Technologies, Inc.
1,988,354	Term Loan, 4.83%, Maturing November 23, 2012	1,849,169
TTM Technologies, Inc.
288,000	Term Loan, 5.16%, Maturing October 27, 2012	275,040
VeriFone, Inc.
962,209	Term Loan, 5.65%, Maturing October 31, 2013	918,910
Vertafore, Inc.
2,475,094	Term Loan, 5.59%, Maturing January 31, 2012	2,289,462
975,000	Term Loan, 9.09%, Maturing January 31, 2013	853,125
		$29,583,760
Equipment Leasing — 0.5%
AWAS Capital, Inc.
2,577,339	Term Loan, 8.63%, Maturing March 22, 2013	$2,255,172
Maxim Crane Works, L.P.
1,240,625	Term Loan, 4.71%, Maturing June 29, 2014	1,104,156
The Hertz Corp.
688,889	Term Loan, 4.10%, Maturing December 21, 2012	661,725
3,809,796	Term Loan, 4.22%, Maturing December 21, 2012	3,659,568
United Rentals, Inc.
519,459	Term Loan, 4.95%, Maturing February 14, 2011	506,905
1,228,513	Term Loan, 5.10%, Maturing February 14, 2011	1,198,824
		$9,386,350

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Farming / Agriculture — 0.3%
	BF Bolthouse HoldCo, LLC
	2,932,500	Term Loan, 5.00%, Maturing December 16, 2012	$2,787,708
	1,475,000	Term Loan, 8.20%, Maturing December 16, 2013	1,371,750
	Central Garden & Pet Co.
	2,499,000	Term Loan, 4.31%, Maturing February 28, 2014	2,197,038
			$6,356,496
	Financial Intermediaries — 0.6%
	Citco III, Ltd.
	2,275,000	Term Loan, 6.72%, Maturing June 30, 2014	$2,041,813
	Grosvenor Capital Management
	702,172	Term Loan, 4.86%, Maturing December 5, 2013	674,085
	INVESTools, Inc.
	533,333	Term Loan, 5.95%, Maturing August 13, 2012	485,333
	Jupiter Asset Management Group
GBP	594,385	Term Loan, 7.84%, Maturing June 30, 2015	1,013,871
	LPL Holdings, Inc.
	5,082,935	Term Loan, 4.70%, Maturing December 18, 2014	4,739,837
	Nuveen Investments, Inc.
	700,000	Term Loan, 5.87%, Maturing November 2, 2014	668,609
	RJO Holdings Corp. (RJ O'Brien)
	671,625	Term Loan, 5.90%, Maturing July 31, 2014	453,347
	Travelex America Holdings, Inc.
	625,000	Term Loan, 5.54%, Maturing October 31, 2013	582,813
	625,000	Term Loan, 6.04%, Maturing October 31, 2014	582,813
			$11,242,521
	Food Products — 1.5%
	Acosta, Inc.
	2,972,063	Term Loan, 5.12%, Maturing July 28, 2013	$2,834,605
	Advantage Sales & Marketing, Inc.
	3,557,914	Term Loan, 4.70%, Maturing March 29, 2013	3,362,229
	594,498	Term Loan, 4.70%, Maturing March 29, 2013	561,801
	American Seafoods Group, LLC
	1,025,850	Term Loan, 4.36%, Maturing September 30, 2011	954,041
	Dean Foods Co.
	5,890,500	Term Loan, 4.45%, Maturing April 2, 2014	5,631,153
	MafCo Worldwide Corp.
	895,568	Term Loan, 4.70%, Maturing December 8, 2011	841,834
	Michael Foods, Inc.
	1,401,918	Term Loan, 6.70%, Maturing November 21, 2010	1,366,870
	Pinnacle Foods Finance, LLC
	6,352,000	Term Loan, 5.44%, Maturing April 2, 2014	5,941,769

Principal Amount*		Borrower/Tranche Description	Value
Food Products (continued)
Provimi Group SA
	231,370	Term Loan, 4.97%, Maturing June 28, 2015	$201,581
	188,011	Term Loan, 4.97%, Maturing June 28, 2015	163,804
EUR	419,087	Term Loan, 6.61%, Maturing June 28, 2015	568,470
EUR	243,178	Term Loan, 6.61%, Maturing June 28, 2015	329,858
EUR	402,189	Term Loan, 6.61%, Maturing June 28, 2015	545,549
EUR	548,225	Term Loan, 6.61%, Maturing June 28, 2015	743,640
Reddy Ice Group, Inc.
	3,130,000	Term Loan, 4.46%, Maturing August 9, 2012	2,707,450
			$26,754,654
Food Service — 1.0%
AFC Enterprises, Inc.
	656,334	Term Loan, 5.00%, Maturing May 23, 2009	$600,545
Aramark Corp.
	4,614,037	Term Loan, 4.57%, Maturing January 26, 2014	4,431,206
	293,517	Term Loan, 5.20%, Maturing January 26, 2014	281,886
GBP	987,500	Term Loan, 8.13%, Maturing January 27, 2014	1,838,446
Buffets, Inc.
	245,000	Term Loan, 4.73%, Maturing May 1, 2013	141,794
	1,834,078	Term Loan, 11.39%, Maturing November 1, 2013	1,061,473
Burger King Corp.
	1,692,294	Term Loan, 4.25%, Maturing June 30, 2012	1,679,602
CBRL Group, Inc.
	2,306,525	Term Loan, 4.62%, Maturing April 27, 2013	2,185,432
Denny's, Inc.
	163,417	Term Loan, 4.70%, Maturing March 31, 2012	154,837
	662,500	Term Loan, 4.70%, Maturing March 31, 2012	627,719
JRD Holdings, Inc.
	1,896,094	Term Loan, 5.20%, Maturing June 26, 2014	1,829,730
Maine Beverage Co., LLC
	670,312	Term Loan, 4.45%, Maturing June 30, 2010	643,500
NPC International, Inc.
	491,258	Term Loan, 4.50%, Maturing May 3, 2013	454,413
OSI Restaurant Partners, LLC
	84,586	Term Loan, 5.10%, Maturing May 9, 2013	73,837
	998,102	Term Loan, 5.00%, Maturing May 9, 2014	871,260
QCE Finance, LLC
	987,437	Term Loan, 4.99%, Maturing May 5, 2013	839,674
	1,225,000	Term Loan, 8.45%, Maturing November 5, 2013	990,208
Sagittarius Restaurants, LLC
	490,000	Term Loan, 9.50%, Maturing March 29, 2013	377,300
			$19,082,862

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Food / Drug Retailers — 1.2%
General Nutrition Centers, Inc.
	3,027,344	Term Loan, 4.95%, Maturing September 16, 2013	$2,692,444
Iceland Foods Group, Ltd.
GBP	2,150,000	Term Loan, 7.91%, Maturing May 2, 2014	3,999,144
GBP	2,150,000	Term Loan, 8.41%, Maturing May 2, 2015	4,002,692
GBP	516,785	Term Loan, 14.31%, Maturing May 2, 2016	951,873
Pantry, Inc. (The)
	1,196,514	Term Loan, 4.62%, Maturing May 15, 2014	1,014,046
	344,444	Term Loan, 4.62%, Maturing May 15, 2014(2)	291,917
Rite Aid Corp.
	3,500,000	Term Loan, 4.53%, Maturing June 1, 2014	3,293,283
Roundy's Supermarkets, Inc.
	4,187,619	Term Loan, 5.47%, Maturing November 3, 2011	3,932,174
Supervalu, Inc.
	1,777,500	Term Loan, 4.21%, Maturing June 1, 2012	1,739,728
			$21,917,301
Forest Products — 0.8%
Appleton Papers, Inc.
	1,910,563	Term Loan, 4.60%, Maturing June 5, 2014	$1,764,085
Georgia-Pacific Corp.
	9,235,689	Term Loan, 4.73%, Maturing December 20, 2012	8,873,475
Newpage Corp.
	1,945,125	Term Loan, 6.31%, Maturing December 5, 2014	1,936,481
Xerium Technologies, Inc.
	1,881,100	Term Loan, 5.45%, Maturing May 18, 2012	1,523,691
			$14,097,732
Healthcare — 5.2%
Accellent, Inc.
	1,417,375	Term Loan, 5.84%, Maturing November 22, 2012	$1,231,345
Alliance Imaging, Inc.
	1,118,681	Term Loan, 5.41%, Maturing December 29, 2011	1,065,544
American Medical Systems
	1,789,521	Term Loan, 5.38%, Maturing July 20, 2012	1,695,571
AMN Healthcare, Inc.
	339,491	Term Loan, 4.45%, Maturing November 2, 2011	325,911
AMR HoldCo, Inc.
	2,175,519	Term Loan, 5.00%, Maturing February 10, 2012	2,066,743
Biomet, Inc.
	3,980,000	Term Loan, 5.70%, Maturing December 26, 2014	3,911,178
EUR	1,766,125	Term Loan, 7.73%, Maturing December 26, 2014	2,628,235

Principal Amount*		Borrower/Tranche Description	Value
Healthcare (continued)
Capio AB
EUR	227,051	Term Loan, 7.09%, Maturing April 24, 2015	$335,631
EUR	272,949	Term Loan, 7.09%, Maturing April 24, 2015	403,479
EUR	227,051	Term Loan, 7.21%, Maturing April 16, 2016	335,631
EUR	272,949	Term Loan, 7.21%, Maturing April 24, 2016	403,479
Cardinal Health 409, Inc.
	2,183,500	Term Loan, 4.95%, Maturing April 10, 2014	1,948,774
EUR	1,985,000	Term Loan, 6.98%, Maturing April 10, 2014	2,735,045
Carestream Health, Inc.
	4,293,822	Term Loan, 5.47%, Maturing April 30, 2013	3,660,483
	1,000,000	Term Loan, 8.13%, Maturing October 30, 2013	710,000
Carl Zeiss Vision Holding GmbH
	1,300,000	Term Loan, 5.14%, Maturing March 23, 2015	981,500
Community Health Systems, Inc.
	503,549	Term Loan, 0.00%, Maturing July 25, 2014(2)	483,117
	9,842,239	Term Loan, 5.34%, Maturing July 25, 2014	9,442,870
Concentra, Inc.
	850,000	Term Loan, 8.20%, Maturing June 25, 2015	569,500
ConMed Corp.
	619,083	Term Loan, 4.39%, Maturing April 13, 2013	594,320
CRC Health Corp.
	640,250	Term Loan, 4.92%, Maturing February 6, 2013	585,829
	588,045	Term Loan, 4.92%, Maturing February 6, 2013	538,061
DaVita, Inc.
	5,424,933	Term Loan, 4.23%, Maturing October 5, 2012	5,204,854
DJO Finance, LLC
	1,047,375	Term Loan, 5.70%, Maturing May 15, 2014	1,022,500
Fresenius Medical Care Holdings
	3,534,977	Term Loan, 4.07%, Maturing March 31, 2013	3,425,061
Hanger Orthopedic Group, Inc.
	1,552,144	Term Loan, 4.87%, Maturing May 30, 2013	1,468,716
HCA, Inc.
	8,828,150	Term Loan, 4.95%, Maturing November 18, 2013	8,398,202
Health Management Association, Inc.
	6,000,490	Term Loan, 4.45%, Maturing February 28, 2014	5,552,596
HealthSouth Corp.
	2,059,429	Term Loan, 5.23%, Maturing March 10, 2013	1,959,677
Iasis Healthcare, LLC
	423,291	Term Loan, 4.86%, Maturing March 14, 2014	405,654
	1,226,443	Term Loan, 4.88%, Maturing March 14, 2014	1,175,341
	112,878	Term Loan, 4.88%, Maturing March 14, 2014	108,174
Ikaria Acquisition, Inc.
	759,780	Term Loan, 4.95%, Maturing March 28, 2013	717,992

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Healthcare (continued)
	IM US Holdings, LLC
	900,000	Term Loan, 6.92%, Maturing June 26, 2015	$812,250
	Invacare Corp.
	2,403,096	Term Loan, 5.14%, Maturing February 12, 2013	2,240,887
	inVentiv Health, Inc.
	57,278	Term Loan, 0.00%, Maturing July 6, 2014(2)	53,197
	1,203,820	Term Loan, 4.45%, Maturing July 6, 2014	1,118,048
	Leiner Health Products, Inc.
	1,085,625	Term Loan, 8.75%, Maturing May 27, 2011(13)	492,874
	LifeCare Holdings, Inc.
	950,625	Term Loan, 6.95%, Maturing August 11, 2012	822,291
	LifePoint Hospitals, Inc.
	2,959,542	Term Loan, 4.71%, Maturing April 15, 2012	2,848,559
	Matria Healthcare, Inc.
	1,200,423	Term Loan, 4.88%, Maturing January 19, 2012	1,170,413
	MultiPlan Merger Corp.
	744,722	Term Loan, 5.38%, Maturing April 12, 2013	703,530
	1,358,129	Term Loan, 5.38%, Maturing April 12, 2013	1,283,009
	Mylan, Inc.
	773,063	Term Loan, 6.03%, Maturing October 2, 2014	759,641
	National Mentor Holdings, Inc.
	1,344,846	Term Loan, 4.70%, Maturing June 29, 2013	1,156,568
	81,200	Term Loan, 5.31%, Maturing June 29, 2013	69,832
	National Rental Institutes, Inc.
	2,008,505	Term Loan, 5.00%, Maturing March 31, 2013	1,762,463
	Nyco Holdings
EUR	1,920,457	Term Loan, 6.98%, Maturing December 29, 2014	2,538,143
EUR	1,920,457	Term Loan, 7.73%, Maturing December 29, 2015	2,538,143
	Physiotherapy Associates, Inc.
	1,164,333	Term Loan, 6.48%, Maturing June 27, 2013	989,683
	RadNet Management, Inc.
	715,940	Term Loan, 7.26%, Maturing November 15, 2012	683,723
	ReAble Therapeutics Finance, LLC
	1,158,796	Term Loan, 4.70%, Maturing November 16, 2013	1,094,338
	Renal Advantage, Inc.
	369,802	Term Loan, 5.26%, Maturing October 5, 2012	346,689
	Select Medical Corp.
	1,605,581	Term Loan, 4.63%, Maturing February 24, 2012	1,470,712
	Select Medical Holding Corp.
	2,003,956	Term Loan, 5.06%, Maturing February 24, 2012	1,835,623
	Sunrise Medical Holdings, Inc.
	2,092,560	Term Loan, 7.09%, Maturing May 13, 2010	1,726,362

Principal Amount*		Borrower/Tranche Description	Value
Healthcare (continued)
Vanguard Health Holding Co., LLC
	942,228	Term Loan, 5.13%, Maturing September 23, 2011	$910,034
Viant Holdings, Inc.
	769,188	Term Loan, 4.95%, Maturing June 25, 2014	653,809
			$96,171,834
Home Furnishings — 0.6%
Hunter Fan Co.
	663,948	Term Loan, 5.57%, Maturing April 16, 2014	$536,138
Interline Brands, Inc.
	1,291,133	Term Loan, 4.61%, Maturing June 23, 2013	1,220,121
	892,092	Term Loan, 4.61%, Maturing June 23, 2013	843,027
National Bedding Co., LLC
	2,347,526	Term Loan, 4.74%, Maturing August 31, 2011	1,889,759
	1,050,000	Term Loan, 7.70%, Maturing August 31, 2012	745,500
Oreck Corp.
	1,797,753	Term Loan, 7.66%, Maturing February 2, 2012(3)	837,753
Sanitec, Ltd. Oy
EUR	500,000	Term Loan, 7.54%, Maturing April 7, 2013	597,182
EUR	500,000	Term Loan, 8.04%, Maturing April 7, 2014	597,182
Simmons Co.
	3,677,152	Term Loan, 5.61%, Maturing December 19, 2011	3,309,436
	1,000,000	Term Loan, 8.20%, Maturing February 15, 2012	655,000
			$11,231,098
Industrial Equipment — 1.5%
Brand Energy and Infrastructure Services, Inc.
	1,064,895	Term Loan, 6.02%, Maturing February 7, 2014	$961,068
CEVA Group PLC U.S.
	171,053	Term Loan, 5.70%, Maturing January 4, 2014	155,230
	1,443,043	Term Loan, 5.72%, Maturing November 4, 2013	1,323,992
EUR	304,845	Term Loan, 7.39%, Maturing January 4, 2014	442,972
EUR	517,661	Term Loan, 7.39%, Maturing January 4, 2014	752,217
EUR	636,209	Term Loan, 7.39%, Maturing January 4, 2014	924,479
EUR	1,597,365	Term Loan, 7.73%, Maturing January 4, 2014	2,321,141
Colfax Corp.
	2,233,370	Term Loan, 5.00%, Maturing May 30, 2009	2,188,702
EPD Holdings (Goodyear Engineering Products)
	115,336	Term Loan, 5.37%, Maturing July 13, 2014	95,585
	805,328	Term Loan, 5.40%, Maturing July 13, 2014	667,416
	1,100,000	Term Loan, 8.65%, Maturing July 13, 2015	704,000
Flowserve Corp.
	2,308,161	Term Loan, 4.25%, Maturing August 10, 2012	2,198,523

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Industrial Equipment (continued)
	FR Brand Acquisition Corp.
	985,622	Term Loan, 5.01%, Maturing February 7, 2014	$874,740
	Generac Acquisition Corp.
	2,677,819	Term Loan, 5.18%, Maturing November 7, 2013	2,171,712
	500,000	Term Loan, 8.68%, Maturing April 7, 2014	351,500
	Gleason Corp.
	743,297	Term Loan, 4.65%, Maturing June 30, 2013	691,266
	280,361	Term Loan, 4.65%, Maturing June 30, 2013	260,736
	Itron, Inc.
EUR	427,836	Term Loan, 6.74%, Maturing April 18, 2014	597,823
	Jason, Inc.
	634,734	Term Loan, 5.22%, Maturing April 30, 2010	561,739
	John Maneely Co.
	2,508,969	Term Loan, 6.03%, Maturing December 8, 2013	2,266,136
	KION Group GmbH
	250,000	Term Loan, 6.75%, Maturing December 23, 2014	233,125
	250,000	Term Loan, 7.25%, Maturing December 23, 2015	233,125
	Polypore, Inc.
	4,317,375	Term Loan, 5.11%, Maturing July 3, 2014	4,123,093
	Sequa Corp.
	997,500	Term Loan, 5.95%, Maturing November 30, 2014	957,600
	TFS Acquisition Corp.
	886,500	Term Loan, 6.20%, Maturing August 11, 2013	824,445
			$26,882,365
	Insurance — 0.6%
	Alliant Holdings I, Inc.
	1,343,250	Term Loan, 5.70%, Maturing August 21, 2014	$1,262,655
	Applied Systems, Inc.
	960,843	Term Loan, 5.40%, Maturing September 26, 2013	893,584
	CCC Information Services Group, Inc.
	1,116,500	Term Loan, 4.91%, Maturing February 10, 2013	1,083,005
	Conseco, Inc.
	4,686,813	Term Loan, 4.86%, Maturing October 10, 2013	3,593,225
	Crawford & Company
	1,624,036	Term Loan, 5.45%, Maturing October 31, 2013	1,514,413
	Crump Group, Inc.
	1,398,985	Term Loan, 5.70%, Maturing August 4, 2014	1,287,067
	Hub International Holdings, Inc.
	973,039	Term Loan, 5.20%, Maturing June 13, 2014	876,952
	218,580	Term Loan, 5.20%, Maturing June 13, 2014(2)	196,996
	U.S.I. Holdings Corp.
	1,191,000	Term Loan, 5.45%, Maturing May 4, 2014	1,119,540
			$11,827,437

	Principal Amount*	Borrower/Tranche Description	Value
	Leisure Goods / Activities / Movies — 3.7%
	24 Hour Fitness Worldwide, Inc.
	1,979,600	Term Loan, 5.93%, Maturing June 8, 2012	$1,771,742
	AMC Entertainment, Inc.
	1,725,088	Term Loan, 4.64%, Maturing January 26, 2013	1,633,289
	AMF Bowling Worldwide, Inc.
	1,300,000	Term Loan, 9.24%, Maturing December 8, 2013	1,007,500
	Butterfly Wendel US, Inc.
	381,914	Term Loan, 7.65%, Maturing June 22, 2013	339,266
	381,914	Term Loan, 7.40%, Maturing June 22, 2014	338,630
	Carmike Cinemas, Inc.
	2,932,161	Term Loan, 6.60%, Maturing May 19, 2012	2,785,553
	Cedar Fair, L.P.
	491,250	Term Loan, 4.86%, Maturing August 31, 2011	468,461
	2,819,326	Term Loan, 4.86%, Maturing August 30, 2012	2,688,540
	Cinemark, Inc.
	3,778,936	Term Loan, 4.66%, Maturing October 5, 2013	3,612,130
	Dave & Buster's, Inc.
	382,500	Term Loan, 4.95%, Maturing March 8, 2013	355,725
	980,000	Term Loan, 4.95%, Maturing March 8, 2013	911,400
	Deluxe Entertainment Services
	41,339	Term Loan, 4.95%, Maturing January 28, 2011	36,171
	78,614	Term Loan, 4.95%, Maturing January 28, 2011	68,787
	839,103	Term Loan, 5.04%, Maturing January 28, 2011	734,215
	Easton-Bell Sports, Inc.
	1,470,000	Term Loan, 4.65%, Maturing March 16, 2012	1,297,275
	Formula One (Project Alpha III)
	2,000,000	Term Loan, 7.09%, Maturing October 13, 2014	1,868,334
	HEI Acquisition, LLC
	2,775,000	Term Loan, 6.91%, Maturing April 13, 2014	2,358,750
	Mega Blocks, Inc.
	1,480,964	Term Loan, 8.25%, Maturing July 26, 2012	1,301,398
	Metro-Goldwyn-Mayer Holdings, Inc.
	10,163,797	Term Loan, 5.95%, Maturing April 8, 2012	8,165,981
	National CineMedia, LLC
	2,075,000	Term Loan, 4.62%, Maturing February 13, 2015	1,934,197
	Red Football, Ltd.
GBP	2,750,000	Term Loan, 8.50%, Maturing August 16, 2014	5,092,489
GBP	2,750,000	Term Loan, 8.75%, Maturing August 16, 2015	5,092,489
	Regal Cinemas Corp.
	6,257,219	Term Loan, 4.20%, Maturing November 10, 2010	5,956,090
	Revolution Studios Distribution Co., LLC
	1,506,984	Term Loan, 6.62%, Maturing December 21, 2014	1,393,960
	1,050,000	Term Loan, 9.87%, Maturing June 21, 2015	808,500
	Six Flags Theme Parks, Inc.
	4,491,063	Term Loan, 5.20%, Maturing April 30, 2015	4,012,486

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Leisure Goods / Activities / Movies (continued)
	Southwest Sports Group, LLC
	1,450,000	Term Loan, 5.44%, Maturing December 22, 2010	$1,276,000
	Universal City Development Partners, Ltd.
	2,912,921	Term Loan, 4.63%, Maturing June 9, 2011	2,843,739
	WMG Acquisition Corp.
	900,000	Revolving Loan, 0.00%, Maturing February 28, 2010(2)	805,500
	6,925,693	Term Loan, 4.98%, Maturing February 28, 2011	6,401,937
			$67,360,534
	Lodging and Casinos — 1.9%
	Bally Technologies, Inc.
	5,434,934	Term Loan, 7.36%, Maturing September 5, 2009	$5,343,219
	CCM Merger, Inc.
	2,566,219	Term Loan, 4.78%, Maturing April 25, 2012	2,412,246
	Gala Electric Casinos, Ltd.
GBP	1,000,000	Term Loan, 8.01%, Maturing December 12, 2013	1,813,972
GBP	1,000,000	Term Loan, 8.51%, Maturing December 12, 2014	1,813,972
	Green Valley Ranch Gaming, LLC
	643,705	Term Loan, 4.93%, Maturing February 16, 2014	518,182
	Harrah's Operating Co.
	1,000,000	Term Loan, Maturing January 28, 2015(4)	943,750
	400,000	Term Loan, Maturing January 28, 2015(4)	373,749
	Herbst Gaming, Inc.
	1,000,000	Term Loan, Maturing December 2, 2011(4)	715,625
	Isle of Capri Casinos, Inc.
	2,641,802	Term Loan, 4.45%, Maturing November 30, 2013	2,337,995
	796,533	Term Loan, 4.45%, Maturing November 30, 2013	704,931
	1,056,721	Term Loan, 4.45%, Maturing November 30, 2013	935,198
	LodgeNet Entertainment Corp.
	1,191,000	Term Loan, 4.70%, Maturing April 4, 2014	1,054,035
	New World Gaming Partners, Ltd.
	1,454,687	Term Loan, 5.19%, Maturing June 30, 2014	1,240,121
	291,667	Term Loan, 5.19%, Maturing June 30, 2014	248,646
	Penn National Gaming, Inc.
	7,111,615	Term Loan, 4.93%, Maturing October 3, 2012	6,894,313
	Venetian Casino Resort/Las Vegas Sands Inc.
	1,135,272	Term Loan, 0.00%, Maturing May 14, 2014(2)	1,045,353
	4,174,812	Term Loan, 4.45%, Maturing May 23, 2014	3,844,146
	VML US Finance, LLC
	2,300,000	Term Loan, 4.95%, Maturing May 25, 2013	2,198,082
	Wimar OpCo, LLC
	900,262	Term Loan, 8.50%, Maturing January 3, 2012	868,472
			$35,306,007

Principal Amount*	Borrower/Tranche Description	Value
Nonferrous Metals / Minerals — 1.0%
Alpha Natural Resources, LLC
2,750,875	Term Loan, 4.42%, Maturing October 26, 2012	$2,688,980
Compass Minerals Group, Inc.
2,763,573	Term Loan, 4.94%, Maturing December 22, 2012	2,680,666
Euramax International, Inc.
698,264	Term Loan, 8.00%, Maturing June 28, 2012	585,843
501,316	Term Loan, 10.98%, Maturing June 28, 2013	351,548
248,684	Term Loan, 10.98%, Maturing June 28, 2013	174,390
Magnum Coal Co.
245,455	Term Loan, 9.75%, Maturing March 15, 2013	243,920
1,423,636	Term Loan, 9.75%, Maturing March 15, 2013	1,414,739
Murray Energy Corp.
950,600	Term Loan, 7.91%, Maturing January 28, 2010	903,070
Neo Material Technologies, Inc.
1,176,781	Term Loan, 6.62%, Maturing August 31, 2009	1,159,129
Noranda Aluminum Acquisition
531,158	Term Loan, 5.07%, Maturing May 18, 2014	504,600
Novelis, Inc.
595,492	Term Loan, 4.70%, Maturing June 28, 2014	567,206
1,310,083	Term Loan, 4.70%, Maturing June 28, 2014	1,247,854
Oxbow Carbon and Mineral Holdings
163,862	Term Loan, 4.86%, Maturing May 8, 2014	148,637
1,830,369	Term Loan, 4.88%, Maturing May 8, 2014	1,660,296
Thompson Creek Metals Co.
1,452,188	Term Loan, 7.48%, Maturing October 26, 2012	1,437,667
Tube City IMS Corp.
2,648,919	Term Loan, 4.95%, Maturing January 25, 2014	2,410,516
324,324	Term Loan, 4.95%, Maturing January 25, 2014	295,135
		$18,474,196
Oil and Gas — 0.8%
Atlas Pipeline Partners, L.P.
1,615,000	Term Loan, 5.62%, Maturing July 20, 2014	$1,577,989
Big West Oil, LLC
577,500	Term Loan, 4.97%, Maturing May 1, 2014(2)	543,572
464,625	Term Loan, 5.00%, Maturing May 1, 2014	437,328
Citgo Petroleum Corp.
1,908,620	Term Loan, 4.11%, Maturing November 15, 2012	1,794,103
Dresser, Inc.
834,798	Term Loan, 5.31%, Maturing May 4, 2014	806,972
1,250,000	Term Loan, 8.82%, Maturing May 4, 2015	1,159,375
Enterprise GP Holdings, L.P.
1,550,000	Term Loan, 4.96%, Maturing October 31, 2014	1,524,813
IFM (US) Colonial Pipeline 2, LLC
940,500	Term Loan, 5.09%, Maturing February 27, 2012	940,500

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Oil and Gas (continued)
Primary Natural Resources, Inc.
	1,960,000	Term Loan, 5.00%, Maturing July 28, 2010	$1,859,256
Targa Resources, Inc.
	1,602,972	Term Loan, 4.70%, Maturing October 31, 2012	1,542,059
	1,419,897	Term Loan, 6.83%, Maturing October 31, 2012	1,365,941
Volnay Acquisition Co.
	887,500	Term Loan, 4.88%, Maturing January 12, 2014	870,859
			$14,422,767
Publishing — 4.1%
American Media Operations, Inc.
	3,825,000	Term Loan, 7.25%, Maturing January 31, 2013	$3,504,656
Xsys, Inc.
	1,075,000	Term Loan, 4.88%, Maturing September 27, 2013	935,250
EUR	472,333	Term Loan, 6.98%, Maturing September 27, 2013	644,188
CanWest MediaWorks, Ltd.
	1,166,187	Term Loan, 5.09%, Maturing July 10, 2014	1,119,540
Dex Media West, LLC
	4,273,151	Term Loan, 4.48%, Maturing March 9, 2010	4,174,868
GateHouse Media Operating, Inc.
	800,000	Term Loan, 4.75%, Maturing August 28, 2014	542,500
	1,850,000	Term Loan, 5.09%, Maturing August 28, 2014	1,254,531
	975,000	Term Loan, 5.25%, Maturing August 28, 2014	670,313
Idearc, Inc.
	12,368,438	Term Loan, 4.71%, Maturing November 17, 2014	10,234,882
Laureate Education, Inc.
	433,619	Term Loan, 0.00%, Maturing August 17, 2014(2)	401,531
	2,912,290	Term Loan, 5.97%, Maturing August 17, 2014	2,696,780
MediaNews Group, Inc.
	1,252,688	Term Loan, 5.13%, Maturing August 2, 2013	920,725
Mediannuaire Holding
EUR	1,000,000	Term Loan, 6.61%, Maturing October 10, 2014	1,271,598
EUR	1,000,000	Term Loan, 7.11%, Maturing October 10, 2015	1,273,933
EUR	1,000,000	Term Loan, 8.61%, Maturing April 10, 2016	1,277,145
Merrill Communications, LLC
	1,448,266	Term Loan, 4.95%, Maturing February 9, 2009	1,259,991
Nebraska Book Co., Inc.
	914,790	Term Loan, 5.13%, Maturing March 4, 2011	841,607
Nelson Education, Ltd.
	671,625	Term Loan, 5.20%, Maturing July 5, 2014	594,388
Nielsen Finance, LLC
	7,990,695	Term Loan, 5.10%, Maturing August 9, 2013	7,577,840
Penton Media, Inc.
	990,000	Term Loan, 5.15%, Maturing February 1, 2013	766,013

	Principal Amount*	Borrower/Tranche Description	Value
	Publishing (continued)
	Philadelphia Newspapers, LLC
	1,041,161	Term Loan, 6.60%, Maturing June 29, 2013	$890,193
	R.H. Donnelley Corp.
	3,883,912	Term Loan, 4.41%, Maturing June 30, 2010	3,690,323
	Reader's Digest Association, Inc. (The)
	7,895,250	Term Loan, 4.94%, Maturing March 2, 2014	6,647,801
	SGS International, Inc.
	904,188	Term Loan, 6.91%, Maturing December 30, 2011	836,373
	Source Media, Inc.
	2,325,586	Term Loan, 4.95%, Maturing November 8, 2011	2,127,911
	Springer Science+Business Media
	563,580	Term Loan, 7.09%, Maturing May 5, 2011	510,392
	505,808	Term Loan, 7.47%, Maturing May 5, 2012	458,072
	430,613	Term Loan, 7.47%, Maturing May 5, 2012	389,973
	TL Acquisitions, Inc.
	3,258,625	Term Loan, 5.34%, Maturing July 5, 2014	3,029,162
	Trader Media Corp.
GBP	2,309,688	Term Loan, 8.00%, Maturing March 23, 2015	3,800,605
	Tribune Co.
	2,660,000	Term Loan, 5.48%, Maturing May 17, 2009	2,536,975
	4,242,938	Term Loan, 5.54%, Maturing May 17, 2014	3,155,685
	Xsys, Inc.
	1,290,100	Term Loan, 4.88%, Maturing September 27, 2013	1,122,387
	1,290,100	Term Loan, 4.88%, Maturing September 27, 2014	1,124,538
	Xsys US, Inc.
EUR	527,667	Term Loan, 6.98%, Maturing September 27, 2013	719,656
	Yell Group, PLC
	3,425,000	Term Loan, 4.86%, Maturing February 10, 2013	3,047,637
			$76,049,962
	Radio and Television — 2.4%
	Block Communications, Inc.
	2,052,750	Term Loan, 4.70%, Maturing December 22, 2011	$1,950,113
	CMP KC, LLC
	971,188	Term Loan, 6.75%, Maturing May 5, 2013	752,671
	CMP Susquehanna Corp.
	2,748,920	Term Loan, 4.85%, Maturing May 5, 2013	2,153,320
	Discovery Communications, Inc.
	3,448,938	Term Loan, 4.70%, Maturing April 30, 2014	3,348,704
	Emmis Operating Co.
	1,060,577	Term Loan, 4.67%, Maturing November 2, 2013	923,763
	Entravision Communications Corp.
	1,739,000	Term Loan, 4.20%, Maturing September 29, 2013	1,552,058
	Gray Television, Inc.
	2,651,604	Term Loan, 4.19%, Maturing January 19, 2015	2,313,525

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Radio and Television (continued)
	HIT Entertainment, Inc.
	1,835,658	Term Loan, 5.07%, Maturing March 20, 2012	$1,661,271
	NEP II, Inc.
	841,495	Term Loan, 4.95%, Maturing February 16, 2014	764,007
	Nexstar Broadcasting, Inc.
	2,113,082	Term Loan, 4.45%, Maturing October 1, 2012	1,944,035
	2,000,420	Term Loan, 4.65%, Maturing October 1, 2012	1,840,387
	NextMedia Operating, Inc.
	113,182	Term Loan, 6.72%, Maturing November 15, 2012	100,732
	254,660	Term Loan, 6.80%, Maturing November 15, 2012	226,648
	PanAmSat Corp.
	1,067,297	Term Loan, 5.18%, Maturing January 3, 2014	1,014,267
	1,066,976	Term Loan, 5.18%, Maturing January 3, 2014	1,013,962
	1,066,976	Term Loan, 5.18%, Maturing January 3, 2014	1,013,962
	Paxson Communications Corp.
	3,250,000	Term Loan, 5.96%, Maturing January 15, 2012	2,600,000
	Raycom TV Broadcasting, LLC
	1,900,000	Term Loan, 4.44%, Maturing June 25, 2014	1,786,000
	SFX Entertainment
	1,488,760	Term Loan, 5.45%, Maturing June 21, 2013	1,369,659
	Sirius Satellite Radio, Inc.
	746,250	Term Loan, 5.13%, Maturing December 19, 2012	645,506
	Tyrol Acquisition 2 SAS
EUR	1,050,000	Term Loan, 6.39%, Maturing January 19, 2015	1,384,331
EUR	1,050,000	Term Loan, 6.65%, Maturing January 19, 2016	1,384,331
	Univision Communications, Inc.
	1,000,000	Term Loan, 5.36%, Maturing March 29, 2009	961,667
	11,650,000	Term Loan, 5.15%, Maturing September 29, 2014	9,840,615
	Young Broadcasting, Inc.
	2,327,931	Term Loan, 5.36%, Maturing November 3, 2012	2,103,868
			$44,649,402
	Rail Industries — 0.3%
	Kansas City Southern Railway Co.
	3,340,500	Term Loan, 4.99%, Maturing April 26, 2013	$3,227,758
	RailAmerica, Inc.
	2,225,000	Term Loan, 5.32%, Maturing August 14, 2008	2,169,375
			$5,397,133
	Retailers (Except Food and Drug) — 1.3%
	American Achievement Corp.
	1,255,061	Term Loan, 4.98%, Maturing March 25, 2011	$1,160,931
	Amscan Holdings, Inc.
	717,750	Term Loan, 5.16%, Maturing May 25, 2013	613,676

Principal Amount*		Borrower/Tranche Description	Value
Retailers (Except Food and Drug) (continued)
Claire's Stores, Inc.
	496,250	Term Loan, 5.56%, Maturing May 24, 2014	$396,845
Cumberland Farms, Inc.
	2,033,296	Term Loan, 4.86%, Maturing September 29, 2013	1,911,298
FTD, Inc.
	752,397	Term Loan, 4.61%, Maturing July 28, 2013	722,302
Harbor Freight Tools USA, Inc.
	1,936,252	Term Loan, 5.15%, Maturing July 15, 2010	1,696,640
Josten's Corp.
	1,991,336	Term Loan, 6.72%, Maturing October 4, 2011	1,918,320
Mapco Express, Inc.
	1,723,406	Term Loan, 5.62%, Maturing April 28, 2011	1,628,619
Neiman Marcus Group, Inc.
	1,542,722	Term Loan, 4.76%, Maturing April 5, 2013	1,476,835
Orbitz Worldwide, Inc.
	1,691,500	Term Loan, 5.79%, Maturing July 25, 2014	1,454,690
Oriental Trading Co., Inc.
	1,150,000	Term Loan, 8.87%, Maturing January 31, 2013	862,500
	2,083,889	Term Loan, 5.23%, Maturing July 31, 2013	1,687,950
Rent-A-Center, Inc.
	1,259,544	Term Loan, 4.92%, Maturing November 15, 2012	1,185,545
Savers, Inc.
	450,000	Term Loan, 5.48%, Maturing August 11, 2012	423,000
	491,028	Term Loan, 5.49%, Maturing August 11, 2012	461,566
The Yankee Candle Company, Inc.
	3,485,341	Term Loan, 4.61%, Maturing February 6, 2014	3,182,117
Vivarte
EUR	836,310	Term Loan, 6.35%, Maturing May 29, 2015	1,030,099
EUR	130,208	Term Loan, 6.35%, Maturing May 29, 2015	160,380
EUR	33,482	Term Loan, 6.35%, Maturing May 29, 2015	41,241
EUR	836,310	Term Loan, 6.85%, Maturing May 29, 2016	1,030,691
EUR	130,208	Term Loan, 6.85%, Maturing May 29, 2016	160,472
EUR	33,482	Term Loan, 6.85%, Maturing May 29, 2016	41,264
			$23,246,981
Steel — 0.2%
Algoma Acquisition Corp.
	2,249,840	Term Loan, 7.33%, Maturing June 20, 2013	$2,086,727
Niagara Corp.
	1,463,938	Term Loan, 7.86%, Maturing June 29, 2014	1,215,068
			$3,301,795

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Surface Transport — 0.3%
Gainey Corp.
	1,876,147	Term Loan, 9.82%, Maturing April 20, 2012	$905,241
Oshkosh Truck Corp.
	1,061,250	Term Loan, 4.76%, Maturing December 6, 2013	1,019,095
Ozburn-Hessey Holding Co., LLC
	585,136	Term Loan, 6.16%, Maturing August 9, 2012	532,474
Swift Transportation Co., Inc.
	3,020,930	Term Loan, 6.50%, Maturing May 10, 2014	2,251,221
			$4,708,031
Telecommunications — 2.2%
Alltell Communication
	2,000,000	Term Loan, Maturing May 16, 2014(4)	$1,841,806
	1,965,125	Term Loan, 5.47%, Maturing May 16, 2015	1,809,690
Asurion Corp.
	2,450,000	Term Loan, 6.10%, Maturing July 13, 2012	2,267,272
	1,000,000	Term Loan, 9.39%, Maturing January 13, 2013	898,750
BCM Luxembourg, Ltd.
EUR	2,875,000	Term Loan, 6.61%, Maturing September 30, 2014	4,182,112
EUR	2,875,000	Term Loan, 6.86%, Maturing September 30, 2015	4,185,903
EUR	1,500,000	Term Loan, 8.98%, Maturing March 31, 2016	2,139,764
Centennial Cellular Operating Co., LLC
	3,226,468	Term Loan, 4.72%, Maturing February 9, 2011	3,153,873
CommScope, Inc.
	785,991	Term Loan, 5.19%, Maturing November 19, 2014	751,604
Intelsat Bermuda, Ltd.
	1,425,000	Term Loan, 5.20%, Maturing February 1, 2014	1,423,931
Intelsat Subsidiary Holding Co.
	1,280,500	Term Loan, 5.18%, Maturing July 3, 2013	1,226,719
Iowa Telecommunications Services
	3,208,000	Term Loan, 4.44%, Maturing November 23, 2011	3,131,810
IPC Systems, Inc.
GBP	1,687,250	Term Loan, 8.27%, Maturing May 31, 2014	2,556,387
Macquarie UK Broadcast Ventures, Ltd.
GBP	1,100,000	Term Loan, 7.95%, Maturing December 26, 2014	1,895,386
NTelos, Inc.
	1,225,202	Term Loan, 5.27%, Maturing August 24, 2011	1,199,932
Palm, Inc.
	1,069,625	Term Loan, 6.39%, Maturing April 24, 2014	778,152
Stratos Global Corp.
	1,198,500	Term Loan, 5.44%, Maturing February 13, 2012	1,139,324

	Principal Amount*	Borrower/Tranche Description	Value
	Telecommunications (continued)
	Trilogy International Partners
	1,225,000	Term Loan, 6.20%, Maturing June 29, 2012	$1,047,375
	Windstream Corp.
	4,010,342	Term Loan, 4.22%, Maturing July 17, 2013	3,922,259
			$39,552,049
	Utilities — 1.4%
	AEI Finance Holding, LLC
	388,674	Revolving Loan, 5.70%, Maturing March 30, 2012	$343,977
	2,866,267	Term Loan, 5.69%, Maturing March 30, 2014	2,536,647
	Astoria Generating Co.
	872,220	Term Loan, 4.66%, Maturing February 23, 2013	827,519
	1,250,000	Term Loan, 6.35%, Maturing August 23, 2013	1,156,250
	BRSP, LLC
	2,335,754	Term Loan, 7.91%, Maturing July 13, 2009	2,172,252
	Calpine Corp.
	1,188,022	DIP Loan, 5.58%, Maturing March 30, 2009	1,119,817
	Electricinvest Holding Co.
EUR	536,193	Term Loan, 8.50%, Maturing October 24, 2012	736,015
GBP	540,000	Term Loan, 9.63%, Maturing October 24, 2012	942,048
	LS Power Acquisition Co.
	798,744	Term Loan, 6.45%, Maturing November 1, 2014	791,755
	Mirant North America, LLC
	837,582	Term Loan, 4.61%, Maturing January 3, 2013	816,941
	NRG Energy, Inc.
	2,994,481	Term Loan, 4.20%, Maturing June 1, 2014	2,879,568
	6,130,777	Term Loan, 4.20%, Maturing June 1, 2014	5,895,508
	Pike Electric, Inc.
	470,384	Term Loan, 4.25%, Maturing July 1, 2012	448,041
	354,382	Term Loan, 4.44%, Maturing December 10, 2012	337,548
	TXU Texas Competitive Electric Holdings Co., LLC
	1,144,250	Term Loan, 6.58%, Maturing October 10, 2014	1,097,765
	3,134,250	Term Loan, 6.58%, Maturing October 10, 2014	3,004,768
	Vulcan Energy Corp.
	1,412,275	Term Loan, 4.36%, Maturing July 23, 2010	1,362,846
			$26,469,265
Total Senior Floating-Rate Interests (identified cost $1,162,923,708)			$1,067,983,948

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Corporate Bonds & Notes — 42.2%
Principal Amount (000's omitted)	Security	Value
Aerospace and Defense — 0.3%
Alion Science and Technologies Corp.
$1,500	10.25%, 2/1/15	$961,875
Bombardier, Inc.
1,425	8.00%, 11/15/14(5)	1,524,750
DRS Technologies, Inc., Sr. Sub. Notes
875	7.625%, 2/1/18	896,875
Hawker Beechcraft Acquisition
1,755	9.75%, 4/1/17	1,860,300
Vought Aircraft Industries, Inc., Sr. Notes
800	8.00%, 7/15/11	764,000
		$6,007,800
Automotive — 0.9%
Allison Transmission, Inc.
$2,555	11.00%, 11/1/15(5)	$2,523,062
Altra Industrial Motion, Inc.
3,590	9.00%, 12/1/11	3,572,050
American Axle & Manufacturing, Inc.
1,480	7.875%, 3/1/17	1,332,000
Commercial Vehicle Group, Inc., Sr. Notes
1,100	8.00%, 7/1/13	948,750
Tenneco Automotive, Inc., Series B
6,073	10.25%, 7/15/13	6,452,562
Tenneco, Inc., Sr. Notes
1,085	8.125%, 11/15/15(5)	1,117,550
United Components, Inc., Sr. Sub. Notes
990	9.375%, 6/15/13	982,575
		$16,928,549
Broadcast Radio and Television — 0.1%
CanWest Media, Inc.
$930	8.00%, 9/15/12	$895,586
Warner Music Group, Sr. Sub. Notes
1,570	7.375%, 4/15/14	1,310,950
		$2,206,536

Principal Amount (000's omitted)	Security	Value
Brokers / Dealers / Investment Houses — 0.3%
Nuveen Investments, Inc.
$540	5.00%, 9/15/10	$476,550
Nuveen Investments, Inc., Sr. Notes
4,440	10.50%, 11/15/15(5)	4,295,700
		$4,772,250
Building and Development — 0.4%
Interline Brands, Inc., Sr. Sub. Notes
$1,475	8.125%, 6/15/14	$1,441,812
Nortek, Inc., Sr. Sub. Notes
1,795	8.50%, 9/1/14	1,323,812
Panolam Industries International, Sr. Sub. Notes
5,995	10.75%, 10/1/13	4,825,975
Stanley Martin Co.
870	9.75%, 8/15/15	430,650
		$8,022,249
Business Equipment and Services — 3.4%
Affinion Group, Inc.
$1,065	10.125%, 10/15/13	$1,080,975
2,560	11.50%, 10/15/15	2,524,800
Ceridian Corp., Sr. Notes
7,460	11.25%, 11/15/15(5)	7,040,375
Education Management, LLC, Sr. Notes
5,270	8.75%, 6/1/14	4,716,650
Education Management, LLC, Sr. Sub. Notes
7,270	10.25%, 6/1/16	6,143,150
KAR Holdings, Inc., Sr. Notes
360	8.75%, 5/1/14	347,400
KAR Holdings, Inc., Sr. Sub. Notes, Variable Rate
1,295	7.239%, 5/1/14	1,176,831
MediMedia USA, Inc., Sr. Sub. Notes
2,415	11.375%, 11/15/14(5)	2,475,375
Muzak, LLC/Muzak Finance, Sr. Notes
5,250	10.00%, 2/15/09	4,646,250
Neff Corp., Sr. Notes
705	10.00%, 6/1/15	348,975
Norcross Safety Products, LLC/Norcross Capital Corp., Sr. Sub. Notes, Series B
5,100	9.875%, 8/15/11	5,370,963
Rental Service Corp.
3,020	9.50%, 12/1/14	2,718,000
Safety Products Holdings, Inc., Sr. Notes (PIK)
7,736	11.75%, 1/1/12	8,051,962

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Business Equipment and Services (continued)
SunGard Data Systems, Inc.
$1,165	9.125%, 8/15/13	$1,223,250
Travelport, LLC
6,850	9.875%, 9/1/14	6,653,062
1,289	11.875%, 9/1/16	1,185,880
United Rentals North America, Inc.
365	6.50%, 2/15/12	344,012
West Corp.
6,150	9.50%, 10/15/14	5,904,000
		$61,951,910
Cable and Satellite Television — 1.1%
Cablevision Systems Corp., Sr. Notes, Series B
$1,345	8.00%, 4/15/12	$1,345,000
CCO Holdings, LLC/CCO Capital Corp., Sr. Notes
10,295	8.75%, 11/15/13	9,522,875
Charter Communications, Inc., Sr. Notes
2,740	10.875%, 9/15/14(5)	2,911,250
Kabel Deutschland GmbH
1,955	10.625%, 7/1/14	2,042,975
Mediacom Broadband Group Corp., LLC, Sr. Notes
2,830	8.50%, 10/15/15	2,617,750
National Cable PLC
540	8.75%, 4/15/14	525,150
National Cable PLC, Sr. Notes
800	9.125%, 8/15/16	776,000
		$19,741,000
Chemicals and Plastics — 0.7%
CII Carbon, LLC
$1,300	11.125%, 11/15/15(5)	$1,254,500
INEOS Group Holdings PLC
2,455	8.50%, 2/15/16(5)	2,000,825
Nova Chemicals Corp., Sr. Notes, Variable Rate
2,145	7.863%, 11/15/13	1,866,150
Reichhold Industries, Inc., Sr. Notes
7,255	9.00%, 8/15/14(5)	7,291,275
		$12,412,750
Clothing / Textiles — 1.5%
Levi Strauss & Co., Sr. Notes
$2,925	9.75%, 1/15/15	$3,071,250
410	8.875%, 4/1/16	419,225

Principal Amount (000's omitted)	Security	Value
Clothing / Textiles (continued)
Oxford Industries, Inc., Sr. Notes
$13,450	8.875%, 6/1/11	$12,878,375
Perry Ellis International, Inc., Sr. Sub. Notes
8,190	8.875%, 9/15/13	7,821,450
Phillips Van Heusen, Sr. Notes
610	7.25%, 2/15/11	620,675
2,500	8.125%, 5/1/13	2,600,000
		$27,410,975
Conglomerates — 0.2%
RBS Global & Rexnord Corp.
$1,905	9.50%, 8/1/14	$1,914,525
1,705	11.75%, 8/1/16	1,645,325
		$3,559,850
Containers and Glass Products — 0.5%
Intertape Polymer US, Inc., Sr. Sub. Notes
$3,220	8.50%, 8/1/14	$2,769,200
Pliant Corp. (PIK)
5,667	11.85%, 6/15/09	5,441,412
		$8,210,612
Cosmetics / Toiletries — 0.3%
Amscan Holdings, Inc., Sr. Sub. Notes
$5,580	8.75%, 5/1/14	$5,077,800
		$5,077,800
Ecological Services and Equipment — 0.2%
Waste Services, Inc., Sr. Sub. Notes
$4,085	9.50%, 4/15/14	$4,023,725
		$4,023,725
Electronics / Electrical — 1.2%
Advanced Micro Devices, Inc., Sr. Notes
$7,830	7.75%, 11/1/12	$6,401,025
Amkor Technologies, Inc., Sr. Notes
7,465	7.75%, 5/15/13	7,175,731
Avago Technologies Finance
1,850	10.125%, 12/1/13	1,979,500
3,045	11.875%, 12/1/15	3,288,600
NXP BV/NXP Funding, LLC, Variable Rate
1,630	7.875%, 10/15/14	1,617,775

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Electronics / Electrical (continued)
NXP BV/NXP Funding, LLC, Variable Rate
$1,025	5.463%, 10/15/13(11)	$946,844
		$21,409,475
Equipment Leasing — 0.3%
Hertz Corp.
$5,270	10.50%, 1/1/16	$5,329,287
		$5,329,287
Financial Intermediaries — 1.9%
E*Trade Financial Corp.
$3,410	7.875%, 12/1/15	$2,762,100
Ford Motor Credit Co.
9,165	7.375%, 10/28/09	8,825,483
Ford Motor Credit Co., Sr. Notes
890	5.80%, 1/12/09	870,392
5,535	7.875%, 6/15/10	5,270,892
180	9.875%, 8/10/11	174,289
1,110	7.80%, 6/1/12	993,410
3,540	12.00%, 5/15/15	3,639,032
General Motors Acceptance Corp.
915	6.375%, 5/1/08	915,000
2,980	7.75%, 1/19/10	2,743,001
6,625	7.20%, 1/15/11	5,879,687
1,755	7.25%, 3/2/11	1,489,674
General Motors Acceptance Corp., Variable Rate
2,060	4.315%, 5/15/09	1,879,917
		$35,442,877
Food Products — 0.4%
ASG Consolidated, LLC/ASG Finance, Inc., Sr. Disc. Notes
$5,680	11.50%, (0.00% until 2008), 11/1/11	$5,254,000
Dole Foods Co., Sr. Notes
2,140	8.625%, 5/1/09	2,081,150
Pierre Foods, Inc., Sr. Sub. Notes
950	9.875%, 7/15/12	460,750
		$7,795,900
Food Service — 0.5%
El Pollo Loco, Inc.
$4,050	11.75%, 11/15/13	$3,948,750
NPC International, Inc., Sr. Sub. Notes
5,155	9.50%, 5/1/14	4,768,375
		$8,717,125

Principal Amount (000's omitted)	Security	Value
Food / Drug Retailers — 0.9%
General Nutrition Center, Sr. Notes, Variable Rate (PIK)
$4,515	7.199%, 3/15/14	$3,961,912
General Nutrition Center, Sr. Sub. Notes
4,015	10.75%, 3/15/15	3,523,162
Rite Aid Corp.
7,542	6.125%, 12/15/08(5)	7,410,015
2,245	7.50%, 3/1/17	2,093,462
		$16,988,551
Forest Products — 1.5%
Georgia-Pacific Corp.
$1,450	9.50%, 12/1/11	$1,537,000
Jefferson Smurfit Corp., Sr. Notes
2,205	8.25%, 10/1/12	2,017,575
820	7.50%, 6/1/13	711,350
NewPage Corp.
6,675	10.00%, 5/1/12(5)	7,158,937
3,145	10.00%, 5/1/12	3,373,012
4,015	12.00%, 5/1/13	4,275,975
NewPage Corp., Variable Rate
1,545	9.489%, 5/1/12	1,618,387
Rock-Tenn Co.
890	9.25%, 3/15/16(5)	938,950
Smurfit-Stone Container Enterprises, Inc., Sr. Notes
5,960	8.00%, 3/15/17	5,066,000
		$26,697,186
Healthcare — 2.7%
Accellent, Inc.
$2,300	10.50%, 12/1/13	$1,978,000
Advanced Medical Optics, Inc., Sr. Sub. Notes
170	7.50%, 5/1/17	154,700
AMR HoldCo, Inc./EmCare HoldCo, Inc., Sr. Sub. Notes
4,270	10.00%, 2/15/15	4,558,225
Bausch & Lomb, Inc., Sr. Notes
3,545	9.875%, 11/1/15(5)	3,784,287
Biomet, Inc.
4,500	11.625%, 10/15/17(5)	4,803,750
HCA, Inc.
4,559	8.75%, 9/1/10	4,707,167
322	7.875%, 2/1/11	327,635
2,385	9.125%, 11/15/14	2,534,062
3,210	9.25%, 11/15/16	3,458,775

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Healthcare (continued)
MultiPlan Inc., Sr. Sub. Notes
$4,860	10.375%, 4/15/16(5)	$4,738,500
National Mentor Holdings, Inc.
4,115	11.25%, 7/1/14	4,238,450
Res-Care, Inc., Sr. Notes
2,160	7.75%, 10/15/13	2,062,800
Service Corp. International, Sr. Notes
335	7.00%, 6/15/17	337,512
US Oncology, Inc.
3,065	9.00%, 8/15/12	3,126,300
5,350	10.75%, 8/15/14	5,430,250
Viant Holdings, Inc.
4,127	10.125%, 7/15/17(5)	3,404,775
		$49,645,188
Industrial Equipment — 0.3%
Chart Industries, Inc., Sr. Sub. Notes
$2,170	9.125%, 10/15/15	$2,224,250
ESCO Corp., Sr. Notes
1,595	8.625%, 12/15/13(5)	1,595,000
ESCO Corp., Sr. Notes, Variable Rate
1,595	6.675%, 12/15/13(5)	1,459,425
		$5,278,675
Insurance — 0.1%
Alliant Holdings I, Inc.
$1,885	11.00%, 5/1/15(5)	$1,555,125
		$1,555,125
Leisure Goods / Activities / Movies — 2.3%
AMC Entertainment, Inc.
$9,540	11.00%, 2/1/16	$9,540,000
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp.
2,170	12.50%, 4/1/13(5)	1,974,700
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., Variable Rate
3,975	7.383%, 4/1/12(5)	3,637,125
Marquee Holdings, Inc., Sr. Disc. Notes
6,895	9.505%, 8/15/14	5,412,575
Universal City Development Partners, Sr. Notes
11,825	11.75%, 4/1/10	12,268,437
Universal City Florida Holdings, Sr. Notes, Variable Rate
10,195	7.989%, 5/1/10	10,131,281
		$42,964,118

Principal Amount (000's omitted)	Security	Value
Lodging and Casinos — 4.3%
Buffalo Thunder Development Authority
$4,080	9.375%, 12/15/14(5)	$2,794,800
CCM Merger, Inc.
4,025	8.00%, 8/1/13(5)	3,481,625
Chukchansi EDA, Sr. Notes, Variable Rate
3,080	8.238%, 11/15/12(5)	2,656,500
Fontainebleau Las Vegas Casino, LLC
8,870	10.25%, 6/15/15(5)	6,408,575
Galaxy Entertainment Finance
1,970	9.875%, 12/15/12(5)	1,999,550
Galaxy Entertainment Finance, Variable Rate
1,260	9.829%, 12/15/10(5)	1,260,000
Greektown Holdings, LLC, Sr. Notes
1,140	10.75%, 12/1/13(5)	1,054,500
Indianapolis Downs, LLC & Capital Corp., Sr. Notes
2,980	11.00%, 11/1/12(5)	2,696,900
Inn of the Mountain Gods, Sr. Notes
5,575	12.00%, 11/15/10	4,850,250
Majestic HoldCo, LLC
1,540	12.50%, (0.00% until 2008), 10/15/11(5)	161,700
Majestic Star Casino, LLC
3,965	9.50%, 10/15/10	3,489,200
MGM Mirage, Inc.
2,985	7.50%, 6/1/16	2,716,350
Mohegan Tribal Gaming Authority, Sr. Sub. Notes
675	8.00%, 4/1/12	634,500
3,265	7.125%, 8/15/14	2,816,063
2,780	6.875%, 2/15/15	2,369,950
OED Corp./Diamond Jo, LLC
5,115	8.75%, 4/15/12	4,680,225
Park Place Entertainment
7,805	7.875%, 3/15/10	7,375,725
Pinnacle Entertainment, Inc.
355	8.25%, 3/15/12	355,000
Pinnacle Entertainment, Inc., Sr. Sub. Notes
2,620	7.50%, 6/15/15(5)	2,181,150
Pokagon Gaming Authority, Sr. Notes
1,101	10.375%, 6/15/14(5)	1,180,823
San Pasqual Casino
1,215	8.00%, 9/15/13(5)	1,139,063
Seminole Hard Rock Entertainment, Variable Rate
1,930	5.30%, 3/15/14(5)	1,626,025
Station Casinos, Inc.
560	7.75%, 8/15/16	469,000

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Lodging and Casinos (continued)
Station Casinos, Inc., Sr. Notes
$3,230	6.00%, 4/1/12	$2,741,463
Trump Entertainment Resorts, Inc.
11,945	8.50%, 6/1/15	7,734,388
Tunica-Biloxi Gaming Authority, Sr. Notes
3,405	9.00%, 11/15/15(5)	3,336,900
Turning Stone Resort Casinos, Sr. Notes
830	9.125%, 9/15/14(5)	821,700
Waterford Gaming, LLC, Sr. Notes
6,078	8.625%, 9/15/14(5)	5,895,660
		$78,927,585
Nonferrous Metals / Minerals — 0.7%
Aleris International, Inc., Sr. Notes
$4,390	9.00%, 12/15/14	$3,248,600
Aleris International, Inc., Sr. Sub. Notes
1,005	10.00%, 12/15/16	628,125
FMG Finance PTY, Ltd.
5,410	10.625%, 9/1/16(5)	6,180,925
FMG Finance PTY, Ltd., Variable Rate
2,195	7.076%, 9/1/11(5)	2,134,638
		$12,192,288
Oil and Gas — 4.3%
Allis-Chalmers Energy, Inc., Sr. Notes
$4,730	9.00%, 1/15/14	$4,588,100
Cimarex Energy Co., Sr. Notes
1,205	7.125%, 5/1/17	1,229,100
Clayton Williams Energy, Inc.
2,200	7.75%, 8/1/13	2,068,000
Compton Pet Finance Corp.
2,360	7.625%, 12/1/13	2,342,300
Denbury Resources, Inc., Sr. Sub. Notes
520	7.50%, 12/15/15	538,200
El Paso Corp., Sr. Notes
2,305	9.625%, 5/15/12	2,534,910
Encore Acquisition Co., Sr. Sub. Notes
1,730	7.25%, 12/1/17	1,686,750
Forbes Energy Services, Sr. Notes
3,410	11.00%, 2/15/15(5)	3,427,050
Inergy L.P./Finance, Sr. Notes
2,835	6.875%, 12/15/14	2,774,756

Principal Amount (000's omitted)	Security	Value
Oil and Gas (continued)
OPTI Canada, Inc., Sr. Notes
$1,795	7.875%, 12/15/14	$1,835,388
1,970	8.25%, 12/15/14	2,043,875
Parker Drilling Co., Sr. Notes
1,930	9.625%, 10/1/13	2,036,150
Petrohawk Energy Corp., Sr. Notes
8,800	9.125%, 7/15/13	9,350,000
Petroleum Development Corp., Sr. Notes
1,805	12.00%, 2/15/18(5)	1,895,250
Petroplus Finance, Ltd.
430	6.75%, 5/1/14(5)	406,350
6,020	7.00%, 5/1/17(5)	5,628,700
Plains Exploration & Production Co.
2,800	7.00%, 3/15/17	2,772,000
Quicksilver Resources, Inc.
2,295	7.125%, 4/1/16	2,283,525
SemGroup L.P., Sr. Notes
5,990	8.75%, 11/15/15(5)	5,705,475
SESI, LLC, Sr. Notes
660	6.875%, 6/1/14	650,100
Sonat, Inc.
5,000	7.625%, 7/15/11	5,273,630
Stewart & Stevenson, LLC, Sr. Notes
6,280	10.00%, 7/15/14	6,123,000
United Refining Co., Sr. Notes
11,495	10.50%, 8/15/12	11,265,100
VeraSun Energy Corp.
1,170	9.875%, 12/15/12	1,079,325
		$79,537,034
Publishing — 1.5%
Dex Media West/Finance, Series B
$3,250	9.875%, 8/15/13	$3,071,250
Harland Clarke Holdings
2,145	9.50%, 5/15/15	1,742,813
Idearc, Inc., Sr. Notes
3,565	8.00%, 11/15/16	2,335,075
Nielsen Finance, LLC
6,130	10.00%, 8/1/14	6,405,850
R.H. Donnelley Corp.
10,105	8.875%, 10/15/17(5)	6,568,250
Reader's Digest Association, Inc., (The), Sr. Sub. Notes
9,535	9.00%, 2/15/17(5)	6,865,200
		$26,988,438

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Radio and Television — 0.1%
Rainbow National Services, LLC, Sr. Sub. Debs.
$1,470	10.375%, 9/1/14(5)	$1,587,600
		$1,587,600
Rail Industries — 0.3%
American Railcar Industry, Sr. Notes
$1,940	7.50%, 3/1/14	$1,755,700
Kansas City Southern Mexico, Sr. Notes
2,530	7.625%, 12/1/13	2,431,963
1,055	7.375%, 6/1/14(5)	1,003,569
		$5,191,232
Retailers (Except Food and Drug) — 3.4%
GameStop Corp.
$14,070	8.00%, 10/1/12	$15,054,900
Michaels Stores, Inc., Sr. Notes
1,995	10.00%, 11/1/14	1,945,125
Michaels Stores, Inc., Sr. Sub. Notes
4,140	11.375%, 11/1/16	3,736,350
Neiman Marcus Group, Inc.
3,420	9.00%, 10/15/15	3,573,900
16,205	10.375%, 10/15/15	17,096,275
Penny (JC) Co., Inc.
1,875	8.00%, 3/1/10	1,935,249
Sally Holdings, LLC, Sr. Notes
6,180	10.50%, 11/15/16	6,180,000
Toys "R" Us
4,025	7.375%, 10/15/18	3,008,688
Yankee Acquisition Corp., Series B
8,905	8.50%, 2/15/15	7,569,250
3,820	9.75%, 2/15/17	3,084,650
		$63,184,387
Steel — 0.5%
RathGibson, Inc., Sr. Notes
$4,905	11.25%, 2/15/14	$4,794,638
Ryerson, Inc., Sr. Notes
540	12.00%, 11/1/15(5)	537,300
Ryerson, Inc., Sr. Notes, Variable Rate
360	10.614%, 11/1/14(5)	329,400
Steel Dynamics, Inc., Sr. Notes
3,805	7.375%, 11/1/12(5)	3,890,613
		$9,551,951

Principal Amount (000's omitted)	Security	Value
Surface Transport — 0.2%
CEVA Group, PLC, Sr. Notes
$3,750	10.00%, 9/1/14(5)	$3,881,250
		$3,881,250
Telecommunications — 1.8%
Centennial Cellular Operating Co./Centennial Communication Corp., Sr. Notes
$2,820	10.125%, 6/15/13	$2,953,950
Digicel Group, Ltd., Sr. Notes
3,585	9.25%, 9/1/12(5)	3,638,775
2,815	8.875%, 1/15/15(5)	2,420,900
9,343	9.125%, 1/15/15(5)	7,941,550
Intelsat Bermuda, Ltd.
3,560	9.25%, 6/15/16	3,608,950
Qwest Communications International, Inc.
6,540	7.50%, 2/15/14	6,458,250
Qwest Corp., Sr. Notes
1,940	7.625%, 6/15/15	1,954,550
Qwest Corp., Sr. Notes, Variable Rate
1,000	6.05%, 6/15/13	962,500
Windstream Corp., Sr. Notes
2,085	8.125%, 8/1/13	2,168,400
635	8.625%, 8/1/16	668,338
Windstream Regatta Holdings, Inc., Sr. Sub. Notes
1,430	11.00%, 12/1/17(5)	965,250
		$33,741,413
Utilities — 3.1%
AES Corp.
$965	8.00%, 10/15/17	$1,010,838
AES Corp., Sr. Notes
6,000	9.50%, 6/1/09	6,247,500
2,223	8.75%, 5/15/13(5)	2,331,371
Dynegy Holdings, Inc.
535	7.75%, 6/1/19	535,000
Dynegy Holdings, Inc., Sr. Notes
995	8.375%, 5/1/16	1,042,263
Edison Mission Energy, Sr. Notes
1,750	7.50%, 6/15/13	1,828,750
Energy Future Holdings, Sr. Notes
6,820	10.875%, 11/1/17(5)	7,297,400
NGC Corp.
4,395	7.625%, 10/15/26	4,054,388
NRG Energy, Inc.
140	7.25%, 2/1/14	144,200
3,610	7.375%, 1/15/17	3,727,325

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Utilities (continued)
NRG Energy, Inc., Sr. Notes
$1,325	7.375%, 2/1/16	$1,368,063
Orion Power Holdings, Inc., Sr. Notes
12,415	12.00%, 5/1/10	13,749,613
Reliant Energy, Inc., Sr. Notes
350	7.625%, 6/15/14	365,750
Southwestern Energy Co.
4,755	7.50%, 2/1/18(5)	5,064,070
Texas Competitive Electric Holdings Co., LLC, Series A, Sr. Notes
4,490	10.25%, 11/1/15(5)	4,703,275
Texas Competitive Electric Holdings Co., LLC, Series B, Sr. Notes
3,615	10.25%, 11/1/15(5)	3,786,713
		$57,256,519
Total Corporate Bonds & Notes (identified cost $804,699,818)		$774,189,210
Mortgage Pass-Throughs — 34.8%
Principal Amount (000's omitted)	Security	Value
Federal Home Loan Mortgage Corp.:
$7,474	5.50%, with various maturities to 2014	$7,617,789
13,009	6.00%, with various maturities to 2026	13,423,300
32,628	6.50%, with various maturities to 2028	34,054,127
73,172	7.00%, with various maturities to 2031(6)	76,429,539
636	7.13%, with maturity at 2023	671,697
38,826	7.50%, with various maturities to 2029	41,589,642
1,026	7.65%, with maturity at 2022	1,110,091
206	7.70%, with maturity at 2022	223,063
21,922	8.00%, with various maturities to 2030	23,941,622
631	8.25%, with maturity at 2020	693,279
1,726	8.30%, with maturity at 2020	1,900,153
16,105	8.50%, with various maturities to 2031	17,714,399
45	8.75%, with maturity at 2010	45,410
5,917	9.00%, with various maturities to 2031	6,576,634
5,029	9.50%, with various maturities to 2025	5,649,163
807	10.00%, with maturity at 2020	909,633
710	10.50%, with maturity at 2020	808,567
1,065	12.00%, with maturity at 2020	1,200,201
63	13.00%, with maturity at 2015	72,431
		$234,630,740

Principal Amount (000's omitted)	Security	Value
Federal National Mortgage Assn.:
$6,915	5.123%, with maturity at 2036(7)	$6,902,089
13,933	5.50%, with various maturities to 2028(6)	14,163,306
18,807	6.00%, with various maturities to 2026	19,318,961
20,530	6.321%, with maturity at 2032(6)(7)	21,037,297
4,449	6.447%, with maturity at 2022(6)(7)	4,487,063
41,982	6.50%, with various maturities to 2031(6)	43,779,856
678	6.75%, with maturity at 2023	710,609
62,304	7.00%, with various maturities to 2031(6)	65,429,768
18,165	7.50%, with various maturities to 2031	19,438,611
13,980	8.00%, with various maturities to 2031	15,213,476
78	8.25%, with maturity at 2018	84,543
3,182	8.415%, with maturity at 2027(8)	3,531,517
16,383	8.50%, with various maturities to 2030	18,094,527
1,510	8.626%, with maturity at 2028(8)	1,672,329
940	8.694%, with maturity at 2029(8)	1,049,128
1,418	8.77%, with maturity at 2027(8)	1,575,072
18,551	9.00%, with various maturities to 2027	20,640,227
479	9.235%, with maturity at 2024(8)	513,323
6,146	9.50%, with various maturities to 2030	6,926,771
964	9.624%, with maturity at 2018(8)	1,080,006
1,697	10.00%, with various maturities to 2020	1,919,215
1,574	10.229%, with maturity at 2025(8)	1,775,806
1,817	10.382%, with maturity at 2019(8)	2,027,350
1,535	10.50%, with maturity at 2021	1,738,344
638	11.50%, with maturity at 2016	719,462
39	12.50%, with maturity at 2011	42,858
		$273,871,514
Government National Mortgage Assn.:
$4,908	6.00%, with maturity at 2024	$5,054,894
26,127	6.50%, with maturity at 2024	27,371,361
8,995	7.00%, with various maturities to 2025	9,578,463
27,626	7.50%, with various maturities to 2031	29,781,404
28,323	8.00%, with various maturities to 2034	31,048,537
844	8.30%, with maturity at 2020	917,336
1,895	8.50%, with various maturities to 2022	2,099,163
8,923	9.00%, with various maturities to 2026	9,995,368
12,805	9.50%, with various maturities to 2026	14,545,957
792	10.00%, with maturity at 2019	899,645
		$131,292,128
Total Mortgage Pass-Throughs (identified cost $634,259,051)		$639,794,382

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Collateralized Mortgage Obligations — 9.8%
Principal Amount	Security	Value
Federal Home Loan Mortgage Corp.:
$2,335	Series 24, Class J, 6.25%, 11/25/23	$2,390,971
2,864	Series 1497, Class K, 7.00%, 4/15/23	2,956,531
4,707	Series 1529, Class Z, 7.00%, 6/15/23	4,868,940
4,157	Series 1620, Class Z, 6.00%, 11/15/23	4,249,293
1,328	Series 1677, Class Z, 7.50%, 7/15/23	1,422,539
9,967	Series 1702, Class PZ, 6.50%, 3/15/24(6)	10,197,491
331	Series 1720, Class PJ, 7.25%, 1/15/24	336,154
7,386	Series 2113, Class QG, 6.00%, 1/15/29	7,498,917
985	Series 2122, Class K, 6.00%, 2/15/29	998,508
667	Series 2130, Class K, 6.00%, 3/15/29	678,253
684	Series 2167, Class BZ, 7.00%, 6/15/29	713,885
4,993	Series 2182, Class ZB, 8.00%, 9/15/29(6)	5,343,025
3,957	Series 2198, Class ZA, 8.50%, 11/15/29	4,396,443
15,867	Series 2245, Class A, 8.00%, 8/15/27(6)	17,053,652
		$63,104,602
Federal National Mortgage Assn.:
471	Series 1988-14, Class I, 9.20%, 6/25/18	511,813
462	Series 1989-1, Class D, 10.30%, 1/25/19	506,771
785	Series 1989-34, Class Y, 9.85%, 7/25/19	872,242
615	Series 1990-17, Class G, 9.00%, 2/25/20	671,468
281	Series 1990-27, Class Z, 9.00%, 3/25/20	307,618
291	Series 1990-29, Class J, 9.00%, 3/25/20	320,143
1,234	Series 1990-43, Class Z, 9.50%, 4/25/20	1,373,798
440	Series 1991-98, Class J, 8.00%, 8/25/21	474,165
3,530	Series 1992-77, Class ZA, 8.00%, 5/25/22	3,812,354
235	Series 1992-103, Class Z, 7.50%, 6/25/22	248,633
458	Series 1992-113, Class Z, 7.50%, 7/25/22	487,433
866	Series 1992-185, Class ZB, 7.00%, 10/25/22	905,762
2,156	Series 1993-16, Class Z, 7.50%, 2/25/23	2,296,854
1,634	Series 1993-22, Class PM, 7.40%, 2/25/23	1,732,582
2,746	Series 1993-25, Class J, 7.50%, 3/25/23	2,910,403
4,972	Series 1993-30, Class PZ, 7.50%, 3/25/23	5,268,562
5,875	Series 1993-42, Class ZQ, 6.75%, 4/25/23(6)	6,138,261
948	Series 1993-56, Class PZ, 7.00%, 5/25/23	988,585
1,084	Series 1993-156, Class ZB, 7.00%, 9/25/23	1,146,527
7,948	Series 1994-45, Class Z, 6.50%, 2/25/24(6)	8,209,643
4,058	Series 1994-89, Class ZQ, 8.00%, 7/25/24	4,396,439
3,919	Series 1996-57, Class Z, 7.00%, 12/25/26	4,110,861
2,241	Series 1997-77, Class Z, 7.00%, 11/18/27	2,355,098
1,691	Series 1998-44, Class ZA, 6.50%, 7/20/28	1,746,037
843	Series 1999-45, Class ZG, 6.50%, 9/25/29	867,935
7,236	Series 2000-22, Class PN, 6.00%, 7/25/30(6)	7,333,928
1,342	Series 2001-37, Class GA, 8.00%, 7/25/16	1,431,626
1,512	Series 2002-1, Class G, 7.00%, 7/25/23	1,585,351

Principal Amount	Security	Value
Federal National Mortgage Assn. (continued):
738	Series G92-44, Class Z, 8.00%, 7/25/22	$794,642
1,202	Series G92-44, Class ZQ, 8.00%, 7/25/22	1,293,010
1,661	Series G92-46, Class Z, 7.00%, 8/25/22	1,744,285
2,972	Series G92-60, Class Z, 7.00%, 10/25/22	3,112,899
29,903	Series G93-35, Class ZQ, 6.50%, 11/25/23(6)	31,166,770
6,324	Series G93-40, Class H, 6.40%, 12/25/23(6)	6,538,345
		$107,660,843
Government National Mortgage Assn.:
7,260	Series 2002-45, Class PG, 6.00%, 3/17/32(6)	7,403,279
793	Series 2005-72, Class E, 12.00%, 11/16/15	921,150
		$8,324,429
Total Collateralized Mortgage Obligations (identified cost $178,754,633)		$179,089,874
Asset Backed Securities — 0.3%
Principal Amount (000's omitted)	Security	Value
$750	Alzette European CLO SA, Series 2004-1A, Class E2, 11.86%, 12/15/20(5)(11)	$680,422
760	Avalon Capital Ltd. 3, Series 1A, Class D, 5.043%, 2/24/19(5)(11)	540,292
1,000	Babson Ltd., Series 2005-1A, Class C1, 4.663%, 4/15/19(5)(11)	671,038
1,000	Bryant Park CDO Ltd., Series 2005-1A, Class C, 4.763%, 1/15/19(5)(11)	690,437
1,000	Carlyle High Yield Partners, Series 2004-6A, Class C, 5.546%, 8/11/16(5)(11)	735,226
1,000	Centurion CDO 8 Ltd., Series 2005-8A, Class D, 8.49%, 3/8/17(11)	752,670
500	Centurion CDO 9 Ltd., Series 2005-9A, Class D1, 9.35%, 7/17/19	346,672
1,500	Dryden Leveraged Loan, Series 2004-6A, Class C1, 5.801%, 7/30/16(5)(11)	1,066,415
Total Asset Backed Securities (identified cost $7,498,410)		$5,483,172
Common Stocks — 0.3%
Shares	Security	Value
Commercial Services — 0.0%
2,484	Environmental Systems Products Holdings, Inc.(3)(9)(10)	$0
		$0

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Shares	Security	Value
Containers and Glass Products — 0.3%
142,857	Anchor Glass Container Corp.(3)	$5,574,280
		$5,574,280
Lodging and Casinos — 0.0%
298,284	Trump Entertainment Resorts, Inc.(10)	$832,213
		$832,213
Total Common Stocks (identified cost $9,319,000)		$6,406,493
Convertible Bonds — 0.2%
Principal Amount	Security	Value
Aerospace and Defense — 0.2%
$3,540,000	L-3 Communications Corp., 3.00%, 8/1/35(5)	$4,491,375
Total Convertible Bonds (identified cost $3,578,781)		$4,491,375
Convertible Preferred Stocks — 0.1%
Shares	Security	Value
Cable and Satellite Television — 0.0%
2,500,000	Adelphia, Inc., 13.00%	$225,000
Oil and Gas — 0.1%
11,070	Chesapeake Energy Corp., 4.50%	$1,425,263
Telecommunications — 0.0%
4,958	Crown Castle International Corp., 6.25% (PIK)	$287,564
Total Convertible Preferred Stocks (identified cost $1,309,893)		$1,937,827
Preferred Stocks — 0.2%
Shares/Units	Security	Value
Lodging and Casinos — 0.2%
5,212	Fontainebleau Resorts LLC (PIK)(3)(9)	$4,085,949

Shares	Security	Value
Commercial Services — 0.0%
2,484	Environmental Systems Products Holdings, Series A(3)(9)(10)	$223,535
Total Preferred Stocks (identified cost $5,255,140)		$4,309,484
Miscellaneous — 0.0%
Cable and Satellite Television — 0.0%
2,496,146	Adelphia Recovery Trust(10)	$190,331
Total Miscellaneous (identified cost $2,237,499)		$190,331
Short-Term Investments — 6.2%
Description	Interest (000's omitted)	Value
Investment in Cash Management Portfolio, 2.49%(12)	$113,760	$113,760,139
Total Short-Term Investments (identified cost $113,760,139)		$113,760,139
Total Investments — 152.3% (identified cost $2,923,596,072)		$2,797,636,235
Less Unfunded Loan Commitments — (0.3)%		$(5,769,021)
Net Investments — 152.0% (identified cost $2,917,827,051)		$2,791,867,214
Other Assets, Less Liabilities — (8.4)%		$(155,221,214)
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (43.6)%		$(800,255,128)
Net Assets Applicable to Common Shares — 100.0%		$1,836,390,872

DIP - Debtor in Possession

PIK - Payment In Kind

REIT - Real Estate Investment Trust

EUR - Euro

GBP - British Pound Sterling

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

*  In U.S. dollars unless otherwise indicated.

(1)  Senior floating-rate interests often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

(2)  Unfunded or partially unfunded loan commitments. See Note 1G for description.

(3)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)  This Senior Loan will settle after April 30, 2008, at which time the interest rate will be determined.

(5)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2008, the aggregate value of the securities is $210,656,801 or 11.5% of the Fund's net assets.

(6)  All or a portion of this security was on loan at April 30, 2008.

(7)  Adjustable rate mortgage.

(8)  Weighted average fixed-rate coupon that changes/updates monthly.

(9)  Restricted security.

(10)  Non-income producing security.

(11)  Variable rate mortgage security. The stated interest rate represents the rate in effect at April 30, 2008.

(12)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2008.

(13)  Defaulted security. Currently the issuer is in default with respect to interest payments.

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of April 30, 2008

Assets
Unaffiliated investments, at value including $170,615,348 of securities on loan (identified cost, $2,804,066,912)	$2,678,107,075
Affiliated investment, at value (identified cost, $113,760,139)	113,760,139
Cash	3,185,975
Foreign currency, at value (identified cost, $1,713,444)	1,721,315
Receivable for investments sold	3,733,697
Dividends and interest receivable	33,795,681
Interest receivable from affiliated investment	195,174
Receivable for open forward foreign currency contracts	766,758
Receivable for open swap contracts	24,388
Prepaid expenses	7,143,490
Total assets	$2,842,433,692
Liabilities
Collateral for securities loaned	$174,234,772
Payable for investments purchased	29,799,676
Payable to affiliate for investment adviser fee	1,217,928
Payable to affiliate for Trustees' fees	2,500
Payable for open forward foreign currency contracts	2,180
Accrued expenses	530,636
Total liabilities	$205,787,692
Auction preferred shares (32,000 shares outstanding) at liquidation value plus cumulative unpaid dividends	$800,255,128
Net assets applicable to common shares	$1,836,390,872
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 112,462,747 shares issued and outstanding	$1,124,627
Additional paid-in capital	2,138,573,388
Accumulated net realized loss (computed on the basis of identified cost)	(176,261,996)
Accumulated distributions in excess of net investment income	(2,005,491)
Net unrealized depreciation (computed on the basis of identified cost)	(125,039,656)
Net assets applicable to common shares	$1,836,390,872
Net Asset Value Per Common Share
($1,836,390,872 ÷ 112,462,747 common shares issued and outstanding)	$16.33

Statement of Operations

For the Year Ended
April 30, 2008

Investment Income
Interest	$201,619,360
Dividends	71,285
Securities lending income, net	8,425,273
Interest income allocated from affiliated investment	1,746,726
Expenses allocated from affiliated investment	(190,455)
Total investment income	$211,672,189
Expenses
Investment adviser fee	$22,690,881
Trustees' fees and expenses	32,233
Preferred shares remarketing agent fee	2,098,518
Custodian fee	663,853
Printing and postage	373,543
Legal and accounting services	266,101
Interest expense and fees	237,401
Transfer and dividend disbursing agent fees	54,218
Miscellaneous	159,572
Total expenses	$26,576,320
Deduct — Reduction of investment adviser fee	$6,098,749
Reduction of custodian fee	7,933
Total expense reductions	$6,106,682
Net expenses	$20,469,638
Net investment income	$191,202,551
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(20,431,590)
Swap contracts	48,800
Foreign currency and forward foreign currency exchange contract transactions	(16,289,540)
Net realized loss	$(36,672,330)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(168,634,165)
Swap contracts	(54,240)
Foreign currency and forward foreign currency exchange contracts	1,156,519
Net change in unrealized appreciation (depreciation)	$(167,531,886)
Net realized and unrealized loss	$(204,204,216)
Distributions to preferred shareholders
From net investment income	(40,469,661)
Net decrease in net assets from operations	$(53,471,326)

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended April 30, 2008	Year Ended April 30, 2007
From operations — Net investment income	$191,202,551	$190,390,749
Net realized gain (loss) from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(36,672,330)	8,315,440
Net change in unrealized appreciation (depreciation) of investments, swap contracts, and foreign currency and forward foreign currency exchange contracts	(167,531,886)	22,709,443
Distributions to preferred shareholders — From net investment income	(40,469,661)	(40,156,508)
Net increase (decrease) in net assets from operations	$(53,471,326)	$181,259,124
Distributions to common shareholders — From net investment income	$(170,145,738)	$(169,333,751)
Total distributions to common shareholders	$(170,145,738)	$(169,333,751)
Capital share transactions — Reinvestment of distributions to common shareholders	$3,165,285	$9,170,158
Total increase in net assets from capital share transactions	$3,165,285	$9,170,158
Net increase (decrease) in net assets	$(220,451,779)	$21,095,531
Net Assets Applicable to Common Shares
At beginning of year	$2,056,842,651	$2,035,747,120
At end of year	$1,836,390,872	$2,056,842,651
Accumulated undistributed (distributions in excess of) net investment income included in net assets applicable to common shares
At end of year	$(2,005,491)	$10,334,806

Statement of Cash Flows

For the Year Ended April 30, 2008

Cash Flows From Operating Activities Net decrease in net assets from operations	$(53,471,326)
Distributions to preferred shareholders	40,469,661
Net decrease in net assets from operations excluding distributions to preferred shareholders	$(13,001,665)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by (used in) operating activities:
Investments purchased	(1,160,879,438)
Investments sold and principal repayments	1,390,665,439
Increase in short-term investments	(87,374,734)
Net amortization of premium (discount)	11,891,215
Decrease in dividends and interest receivable	1,387,240
Increase in interest receivable from affiliated investment	(6,194)
Increase in payable for investments purchased	11,345,845
Decrease in receivable for investments sold	1,461,959
Decrease in receivable for open swap contracts	54,240
Increase in receivable for open forward foreign currency contracts	(766,758)
Increase in prepaid expenses	(7,054,460)
Decrease in payable for open forward foreign currency contracts	(278,602)
Decrease in payable to affiliate for investment adviser fee	(184,223)
Decrease in payable to affiliate for Trustees' fees	(34)
Increase in unfunded loan commitments	1,594,283
Decrease in collateral for securities loaned	(156,255,598)
Decrease in accrued expenses	(56,066)
Net change in unrealized (appreciation) depreciation on investments	168,634,165
Net realized (gain) loss on investments	20,431,590
Net cash provided by operating activities	$181,608,204
Cash Flows From Financing Activities Cash distributions paid to common shareholders net of reinvestments $(166,980,453) Distributions to preferred shareholders	(40,630,401)
Net cash used in financing activities	$(207,610,854)
Net decrease in cash	$(26,002,650)
Cash at beginning of year	$30,909,940
Cash at end of year	$4,907,290
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of:	$3,165,285

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended April 30,						Period Ended
	2008(1)		2007(1)	2006(1)	2005(1)		April 30, 2004(1)(2)
Net asset value — Beginning of period (Common shares)	$18.320		$18.210	$18.430	$19.070		$19.100	(3)
Income (loss) from operations
Net investment income	$1.700	(4)	$1.701 (4)	$1.512 (4)	$1.373	(4)	$1.061	(4)
Net realized and unrealized gain (loss)	(1.817	)(4)	0.281 (4)	0.048 (4)	(0.254	)(4)	0.426	(4)
Distributions to preferred shareholders from net investment income	(0.360)		(0.359)	(0.267)	(0.153)		(0.075)
Total income (loss) from operations	$(0.477)		$1.623	$1.293	$0.966		$1.412
Less distributions to common shareholders
From net investment income	$(1.513)		$(1.513)	$(1.513)	$(1.606)		$(1.345)
Total distributions to common shareholders	$(1.513)		$(1.513)	$(1.513)	$(1.606)		$(1.345)
Preferred and Common shares offering costs charged to paid-in capital	$—		$—	$—	$—		$(0.011)
Preferred shares underwriting discounts	$—		$—	$—	$—		$(0.086)
Net asset value — End of period (Common shares)	$16.330		$18.320	$18.210	$18.430		$19.070
Market value — End of period (Common shares)	$15.300		$18.700	$17.090	$17.690		$17.810
Total Investment Return on Net Asset Value(5)	(1.99)%		9.42%	7.72%	5.29%		7.22	%(6)(12)
Total Investment Return on Market Value(5)	(10.04)%		19.01%	5.32%	8.22%		0.13	%(6)(12)

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended April 30,				Period Ended
	2008(1)	2007(1)	2006(1)	2005(1)	April 30, 2004(1)(2)
Ratios/Supplemental Data
Net assets applicable to common shares, end of year (000's omitted)	$1,836,391	$2,056,843	$2,035,747	$2,060,484	$2,118,909
Ratios (As a percentage of average net assets applicable to common shares):(7)
Expenses before custodian fee reduction(8)	1.07%	1.02%	1.00%	1.01%	0.93	%(9)
Net investment income	9.89%	9.39%	8.27%	7.29%	6.02	%(9)
Portfolio Turnover	39%	49%	53%	60%	72%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets applicable to common shares and preferred shares):(7)
Expenses before custodian fee reduction(8)	0.76%	0.73%	0.72%	0.71%	0.67	%(9)
Net investment income	7.00%	6.73%	5.94%	5.16%	4.37	%(9)
Senior Securities:
Total preferred shares outstanding	32,000	32,000	32,000	32,000	38,000
Asset coverage per preferred share(10)	$82,395	$89,289	$88,630	$89,395	$80,762
Involuntary liquidation preference per preferred share(11)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(11)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)  Net investment income per share was computed using average common shares outstanding.

(2)  For the period from the start of business, May 30, 2003, to April 30, 2004.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.900 per share paid by the shareholder from the $20.000 offering price.

(4)  For Federal income tax purposes, net investment income per share was $1.787, $1.899, $1.807, $1.699 and $1.531, respectively, and net realized and unrealized loss per share was $1.904, $0.080, $0.247, $0.580 and $0.044 for the years ended April 30, 2008, 2007, 2006 and 2005 and the period ended April 30, 2004, respectively. Computed using average common shares outstanding.

(5)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(6)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.000 less the sales load of $0.900 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.000 less the sales load of $0.900 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(7)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(8)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(9)  Annualized.

(10)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(11)  Plus accumulated and unpaid dividends.

(12)  Not annualized.

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Limited Duration Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund's primary investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent it is consistent with its primary objective.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued on the basis of prices furnished by an independent pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the following valuation techniques: (i) a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality; (ii) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (iii) a discounted cash flow analysis; or (iv) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's Valuation Committee and by the

Trustees based upon procedures approved by the Trustees. Junior loans are valued in the same manner as Senior Loans.

Debt obligations, including listed securities and securities for which quotations are available will normally be valued on the basis of market valuations provided by independent pricing services. The pricing services consider various factors relating to bonds and/or market transactions to determine market value. Most seasoned fixed rate 30-year mortgage-backed securities (MBS) are valued through the use of the investment adviser's matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service.

Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Credit default swaps are valued by a broker-dealer (usually the counterparty to the agreement). Forward foreign currency exchange contracts are generally valued using prices supplied by a pricing vendor. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash

Eaton Vance Limited Duration Income Fund as of April 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At April 30, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $122,271,867 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on April 30, 2012 ($26,481,368), April 30, 2013 ($40,885,552), April 30, 2014 ($28,843,098), April 30, 2015 ($18,093,992) and April 30, 2016 ($7,967,857).

Additionally, at April 30, 2008, the Fund had a net currency loss of $2,731,111 and a net capital loss of $32,918,267 attributable to foreign currency and security transactions incurred after October 31, 2007. These net currency and capital losses are treated as arising on the first day of the Fund's taxable year ending April 30, 2009.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of April 30, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended April 30, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. The commitments are disclosed in the accompanying Portfolio of Investments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during

Eaton Vance Limited Duration Income Fund as of April 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund enters into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contract is adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contract has been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Credit Default Swaps — The Fund may enter into credit default swap contacts to buy or sell protection against default on an individual issuer or a basket of issuers of bonds. When the Fund is a buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract in the event of default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefits from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligations. As the seller, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Fund segregates assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

L  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund's Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2  Auction Preferred Shares

The Fund issued Auction Preferred Shares (APS) on July 25, 2003 in a public offering. The underwriting discount and other offering costs incurred in connection with the offering were recorded as a reduction of the paid-in capital of the common shares. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. Rates are reset weekly for Series A, Series B, Series C and Series D APS, and approximately monthly for Series E APS. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. The maximum applicable rate on the APS is 150% of the "AA" Financial Composite Commercial Paper Rate on the date of the auction.

The number of APS issued and outstanding as of April 30, 2008 is as follows:

APS Issued and Outstanding
Series A	6,400
Series B	6,400
Series C	6,400
Series D	6,400
Series E	6,400

The APS are redeemable at the option of the Fund at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend

Eaton Vance Limited Duration Income Fund as of April 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the APS as defined in the Fund's By-Laws and the 1940 Act. The Fund pays an annual fee equivalent to 0.25% of the liquidation value of the APS for the remarketing efforts associated with the APS auctions.

Effective April 11, 2008, the Fund's Trustees approved a committed financing arrangement (see Note 10) and the planned redemption of approximately two-thirds of the Fund's outstanding APS of each series at a liquidation price of $25,000 per share. The APS are expected to be redeemed at the next dividend payable date on or after May 1, 2008. As of May 7, 2008, 4,267 shares of each series of the Fund's APS were redeemed.

3  Distributions to Shareholders

The Fund intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, (reduced by available capital loss carryforwards from prior years, if any). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at April 30, 2008, and the amount of dividends paid (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

Series APS Dividend Rates at April 30, 2008	Dividends Paid to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges
A 3.64%	$8,124,103	5.04%	3.61	% – 7.50%
B 3.85%	$8,131,436	5.07%	3.61	% – 7.50%
C 3.89%	$8,092,171	5.04%	3.61	% – 6.60%
D 4.12%	$8,097,248	5.05%	3.53	% – 7.50%
E 4.17%	$8,024,703	5.00%	3.53	% – 7.25%

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Fund's APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rate. The table above reflects such maximum dividend rate for each series as of April 30, 2008.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended April 30, 2008 and April 30, 2007 was as follows:

	Year Ended April 30,
	2008	2007
Distributions declared from:
Ordinary income	$210,615,399	$209,490,259

During the year ended April 30, 2008, accumulated net realized loss was increased by $14,261,951, accumulated distributions in excess of net investment income was decreased by $7,072,551, and paid-in capital was increased by $7,189,400 due to differences between book and tax accounting, primarily for mixed straddles, swap contracts, paydown gain (loss), premium amortization and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of April 30, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and post October losses	$(157,921,245)
Net unrealized depreciation	$(145,385,898)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to premium amortization, swap contracts, investments in partnerships and wash sales.

Eaton Vance Limited Duration Income Fund as of April 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.75% of the Fund's average weekly gross assets and is payable monthly. The portion of the adviser fee payable by Cash Management on the Fund's investment of cash therein is credited against the Fund's adviser fee. For the year ended April 30, 2008, the Fund's adviser fee totaled $22,870,309 of which $179,428 was allocated from Cash Management and $22,690,881 was paid or accrued directly by the Fund. EVM also serves as administrator of the Fund, but receives no compensation. In addition, EVM has contractually agreed to reimburse the Fund for fees and other expenses at an annual rate of 0.20% of the Fund's average weekly gross assets during the first five full years of the Fund's operations, 0.15% of the Fund's average weekly gross assets in year six, 0.10% in year seven and 0.05% in year eight. Pursuant to this agreement, EVM waived $6,098,749 of its adviser fee for the year ended April 30, 2008.

Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended April 30, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, for the year ended April 30, 2008 were as follows:

Purchases
Investments (non-U.S. Government)	$971,997,523
U.S. Government and Agency Securities	188,881,915
$1,160,879,438
Sales
Investments (non-U.S. Government)	$1,100,770,818
U.S. Government and Agency Securities	289,894,621
$1,390,665,439

6  Common Shares of Beneficial Interest

Common shares issued pursuant to the Fund's dividend reinvestment plan for the years ended April 30, 2008 and April 30, 2007 were 174,249 and 504,516, respectively.

7  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at April 30, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,938,173,293
Gross unrealized appreciation	$3,705,254
Gross unrealized depreciation	(150,011,333)
Net unrealized depreciation	$(146,306,079)

8  Restricted Securities

At April 30, 2008, the Fund owned the following securities (representing 0.2% of net assets applicable to common shares) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares/ Units	Cost	Value
Common Stocks
Environmental Systems Products Holdings, Inc.	10/25/07	2,484	$0	$0
Preferred Stocks
Environmental Systems Products Holdings, Series A	10/25/07	2,484	43,470	223,535
Fontainebleau Resorts LLC (PIK)	6/1/07	5,212	5,211,670	4,085,949
Total Restricted Securities			$5,255,140	$4,309,484

Eaton Vance Limited Duration Income Fund as of April 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include forward foreign currency exchange contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at April 30, 2008 is as follows:

Forward Foreign Currency Exchange Contracts

Sales
Settlement Date	Deliver	In Exchange For	Net Unrealized Appreciation
5/30/08	British Pound Sterling 21,546,928	United States Dollar 42,876,663	$281,882
5/30/08	Euro 68,519,142	United States Dollar 107,055,678	484,876
			$766,758
Purchases
Settlement Date	In Exchange For	Deliver	Net Unrealized Depreciation
5/30/08	British Pound Sterling 903,777	United States Dollar 1,788,801	$(2,180)
			$(2,180)

Credit Default Swaps
Counterparty	Reference Entity	Buy/ Sell	Notional Amount (000's omitted)	Pay/ Receive Annual Fixed Rate	Termination Date	Net Unrealized Appreciation
Lehman Brothers, Inc.	Inergy, L.P.	Sell	$2,000	2.40%	3/20/10	$24,388

At April 30, 2008, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

10  Revolving Credit and Security Agreement

Effective April 11, 2008, the Fund entered into a Revolving Credit and Security Agreement (the Agreement) with conduit lenders and a bank to borrow up to an initial limit of $715,625,000 for a period of five years, the proceeds of which are primarily intended to partially redeem the Fund's APS (see Note 2). The Agreement provides for a renewable 364-day backstop financing arrangement, which ensures that alternate financing will continue to be available to the Fund should the conduits be unable to place their commercial paper. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the conduits' commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, the Fund pays a monthly program fee of 0.60% per annum on its outstanding borrowings to administer the facility and a monthly liquidity fee of 0.40% per annum on the borrowing limit under the Agreement. The Fund also paid a structuring fee of $7,156,250, which is included as an asset on the Statement of Assets and Liabilities and is being amortized to interest expense over a period of five years. The Fund is required to maintain certain net asset levels during the term of the Agreement. For the period from April 11, 2008 through April 30, 2008, the Fund did not incur any borrowings under the Agreement.

11  Risks Associated with Foreign Investments

Investing in securities issued by entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less

Eaton Vance Limited Duration Income Fund as of April 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

12  Securities Lending Agreement

The Fund has established a securities lending agreement in which the Fund lends portfolio securities to a broker in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. Under the agreement, the Fund continues to earn interest on the securities loaned. Collateral received is generally cash, and the Fund invests the cash and receives any interest on the amount invested but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Fund offsets a portion of the interest income received and amounted to $14,910,148 for the year ended April 30, 2008. At April 30, 2008, the value of the securities loaned and the value of the collateral amounted to $170,615,348 and $174,234,772, respectively. In the event of counterparty default, the Fund is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears risk in the event that invested collateral is not sufficient to meet obligations due on loans. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

13  Recently Issued Accounting Pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosures about an entity's derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Eaton Vance Limited Duration Income Fund as of April 30, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Limited Duration Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Limited Duration Income Fund (the "Fund"), including the portfolio of investments, as of April 30, 2008, and the related statements of operations, and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and the period from the start of business, May 30, 2003 to April 30, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of April 30, 2008, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Eaton Vance Limited Duration Income Fund as of April 30, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and the period from the start of business, May 30, 2003 to April 30, 2004, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
June 16, 2008

Eaton Vance Limited Duration Income Fund as of April 30, 2008

ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held its Annual Meeting of Shareholders on February 29, 2008. The following action was taken by the shareholders of the Fund:

Item 1:  The election of Thomas E. Faust Jr., William A. Park and Heidi L. Steiger as Class II Trustees of the Fund for a three-year term expiring in 2011. Allen R. Freedman was elected as a Class I Trustee of the Fund to serve until 2010.

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld
Thomas E. Faust Jr.	101,142,085	1,651,457
Allen R. Freedman	101,113,647	1,679,895
William A. Park	101,150,474	1,643,068
Heidi L. Steiger	101,144,019	1,649,523

Eaton Vance Limited Duration Income Fund as of April 30, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Eaton Vance Limited Duration Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer and Trust Company as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, American Stock Transfer and Trust Company or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, American Stock Transfer and Trust Company, at 1-866-706-0514.

Eaton Vance Limited Duration Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

c/o American Stock Transfer and Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders

As of April 30, 2008, our records indicate that there are 124 registered shareholders and approximately 102,599 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

American Stock Exchange symbol

The American Stock Exchange symbol is EVV.

Eaton Vance Limited Duration Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Limited Duration Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between the Eaton Vance Limited Duration Income Fund (the "Fund"), and Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk and special considerations relevant to investing in senior secured floating-rate loans, mortgage-backed securities and high-yield bonds. Specifically, the Board considered the Adviser's in-house research capabilities as well as other resources available to personnel of the Adviser, including research services. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Eaton Vance Limited Duration Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year and three-year periods ending September 30, 2007 for the Fund. The Board concluded that the Fund's performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as "management fees"). As part of its review, the Board considered the Fund's management fees and total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Limited Duration Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Limited Duration Income Fund (the Fund) are responsible for the overall management and supervision of the Fund's affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Fund hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVC and BMR. EVD is the Fund's principal underwriter and an affiliate of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Class II Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 177 registered investment companies and 5 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV which are affiliates of the Fund.	177	Director of EVC

Noninterested Trustees

Benjamin C. Esty(A) 1/2/63	Class I Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	177	None

Allen R. Freedman 4/3/40	Class I Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2006-2007).	177	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Class II Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	177	None

Ronald A. Pearlman 7/10/40	Class III Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	177	None

Norton H. Reamer(A) 9/21/35	Class III Trustee	Since 1985	Chairman (since 2007) and President, Chief Executive Officer and a Director (since 2003) of Asset Management Finance Corp. (a specialty finance company serving the investment management industry). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	177	None

Eaton Vance Limited Duration Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustees (continued)

Heidi L. Steiger 7/8/53	Class II Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	176	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Class I Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	177	None

Ralph F. Verni 1/26/43	Chairman of the Board and Class III Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	177	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 8/13/56	President	Since 2003	Chief Income Investment Officer of EVC. Vice President of EVM and BMR. Officer of 3 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Catherine C. McDermott 5/13/64	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 2 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 15 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 26 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Chief Legal Officer of the Eaton Vance Family of Funds and Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(A)  APS Trustee

Investment Adviser and Administrator of Eaton Vance Limited Duration Income Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Custodian
State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company

59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance Limited Duration Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

1856-6/08  CE-LDISRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms). Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s respective fiscal years ended April 30, 2007 and April 30, 2008 by the Fund’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Fiscal Years Ended	4/30/2007	4/30/2008

Audit Fees	$78,700	$86,450

Audit-Related Fees(1)	$5,000	$5,150

Tax Fees(2)	$8,720	$14,130

All Other Fees(3)	$0	$1,510

Total	$92,420	$107,240

(1)                                 Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)                                 Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters.

(3)                                 All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrants fiscal year ended April 30, 2007 and the fiscal year ended April 30, 2008; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods, respectively.

Fiscal Years Ended	4/30/ 2007	4/30/2008

Registrant	$13,720	$19,280

Eaton Vance(1)	$58,500	$295,569

(1)         Eaton Vance Management, a subsidiary of Eaton Vance Corp., acts as the registrant’s investment adviser and administrator.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  Norton H. Reamer (Chair), William H. Park, Lynn A. Stout, Heidi L. Steiger and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Contract Review Committee except as contemplated under the Fund Policy.  The Board’s Contract Review Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.

The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Contract Review Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Christine M. Johnston, Catherine C. McDermott, Scott H. Page, Susan Schiff, Payson F. Swaffield and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations among the Fund’s three principal investment categories.

Ms. Johnston has been with Eaton Vance since 1994 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”). Ms. McDermott joined Eaton Vance in 2000 and is a Vice President of EVM and BMR. Mr. Page has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and BMR.  He is head of Eaton Vance’s Senior Loan Group. Ms. Schiff has been an Eaton Vance portfolio manager since 1991 and is a Vice President of EVM and BMR. Mr. Swaffield has been an Eaton Vance portfolio manager since 1996, and is Chief Income Investment Officer and Vice President of EVM and BMR. This information is provided as of the date of filing of this report.

The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total assets of Accounts Paying a Performance Fee*
Christine M. Johnston
Registered Investment Companies	3	$3,997.9	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Catherine C. McDermott
Registered Investment Companies	2	$3,614.3	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Scott H. Page
Registered Investment Companies	11	$16,073.1	0	$0
Other Pooled Investment Vehicles	7	$6387.5	6	$3,219.9
Other Accounts	2	$1,006.7	0	$0
Susan Schiff
Registered Investment Companies	5	$4,361.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Payson F. Swaffield			0	$0
Registered Investment Companies	3	$3,837.4	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Mark S. Venezia
Registered Investment Companies	10	$5,614.2	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Michael W. Weilheimer
Registered Investment Companies	6	$6,235.6	0	$0
Other Pooled Investment Vehicles	12	$504.6	0	$0
Other Accounts	0	$0	0	$0

*In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Christine M. Johnston	$10,001-$50,000
Catherine C. McDermott	None
Scott H. Page	$100,001-$500,000
Susan Schiff	None
Payson F. Swaffield	$100,001-$500,000
Mark S. Venezia	None
Michael W. Weilheimer	None

Potential for Conflicts of Interest.  The portfolio managers manage multiple investment portfolios.  Conflicts of interest may arise between a portfolio manager’s management of the Fund and his or her management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager’s time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information.   In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities.  EVM has adopted policies and procedures that it believes are reasonably designed to address these conflicts.  There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Limited Duration Income Fund

By:	/s/Payson F. Swaffield
Payson F. Swaffield
President

Date:	June 12, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	June 12, 2008

By:	/s/Payson F. Swaffield
Payson F. Swaffield
President

Date:	June 12, 2008